                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Wyndham International, Inc.
               (Name of Registrant As Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _____________________________

     (2)  Aggregate number of securities to which transaction applies:

          _____________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          $___________

     (4)  Proposed maximum aggregate value of transaction: $___________

     (5)  Total fee paid: $___________

[ ]  Fee paid previously with preliminary materials:  $_____________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:  $______________________
     (2)  Form, Schedule or Registration Statement No.:______________________
     (3)  Filing Party:______________________________________________________
     (4)  Date Filed:_____________________________________

                          WYNDHAM INTERNATIONAL, INC.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207

                               ----------------

             NOTICE OF THE 2000 ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MAY 26, 2000

To the Stockholders
 of Wyndham International, Inc.:

   Wyndham International, Inc., a Delaware corporation (the "Company" or "Wyndham"), cordially invites you to attend the 2000 annual meeting of its stockholders at The Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on May 26, 2000, at 10:00 a.m. Dallas time, for the following purposes:

  (1) To elect to Wyndham's Board of Directors six directors, consisting of three Class A Directors, two Class B Directors and one Class C Director, to serve until the 2003 annual meeting of stockholders or until their respective successors are duly elected and qualified;

  (2) To amend the Company's 1997 Incentive Plan, as amended and restated as of June 29, 1999, to increase the number of shares available for issuance pursuant to awards made under such plan;

  (3) To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2000 fiscal year; and

  (4) To transact such other business as may properly come before the annual meeting or any adjournments thereof.

   All of the above matters are more fully described in the accompanying proxy statement. The Board of Directors of Wyndham has established the close of business on March 29, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

   We urge stockholders, whether or not they plan to attend the annual meeting, to sign, date and mail the enclosed proxy card in the envelope provided. If a stockholder who has submitted a proxy attends the annual meeting in person, that stockholder may revoke the proxy and vote in person on all matters submitted at the annual meeting.

                                          By Order of the Board of Directors,

                                          James D. Carreker
                                          Chairman of the Board of Directors

April 28, 2000
Dallas, Texas

                          WYNDHAM INTERNATIONAL, INC.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    2000 ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MAY 26, 2000

                                                                 April 28, 2000

                                 INTRODUCTION

   The board of directors (the "Board of Directors") of Wyndham International, Inc., a Delaware corporation (the "Company" or "Wyndham"), hereby solicits your proxy on behalf of Wyndham for use at the 2000 annual meeting (the "Annual Meeting") of Wyndham's stockholders and at any postponements or adjournments thereof. The Annual Meeting will be held at The Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on May 26, 2000, at 10:00 a.m. Dallas time.

   At the Annual Meeting, the following matters will be considered:

  (1) The election to Wyndham's Board of Directors of six directors, consisting of three Class A Directors, two Class B Directors and one Class C Director, to serve until the 2003 annual meeting of stockholders or until their respective successors are duly elected and qualified;

  (2) The amendment of the Company's 1997 Incentive Plan, as amended and restated as of June 29, 1999 (the "Incentive Plan"), to increase the number of shares available for issuance pursuant to awards made under the Incentive Plan;

  (3) The ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2000 fiscal year; and

  (4) The transaction of such other business as may properly come before the Annual Meeting.

   The Board of Directors recommends that stockholders vote FOR the election as directors of the nominees named herein, FOR the proposed amendment of the Incentive Plan and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2000 fiscal year.

   This is Wyndham's first annual meeting of stockholders since Wyndham was restructured effective June 30, 1999. Prior to the restructuring, the shares of common stock of Wyndham ("Old Wyndham") were paired and traded together with the shares of common stock of Patriot American Hospitality, Inc. ("Patriot") on a one for one basis and were referred to as paired shares. As a result of the restructuring, Patriot became a wholly-owned subsidiary of Wyndham and each outstanding paired share was converted into a share of Wyndham Class A Common Stock, par value $.01 per share (the "Class A Common Stock"). As part of the restructuring, Wyndham also issued shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), to a group of investors (the "Investors") for $1 billion.

   Wyndham's principal executive office is located at 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207, and its telephone number is (214) 863-1000. Wyndham expects to mail this proxy statement and the accompanying proxy on or about April 28, 2000.

                            RECORD DATE AND VOTING

Record Date

   The Board of Directors has established the close of business on March 29, 2000 (the "Record Date"), as the record date for determining the holders of voting securities entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, Wyndham had outstanding and entitled to vote 167,721,297 shares of Class A Common Stock and 10,288,477.066 shares of Series B Preferred Stock.

Voting Rights, Quorum and Required Vote

   Voting Rights. Only Class A Common Stockholders are entitled to vote on the election of the Class A Directors and only Series B Preferred Stockholders are entitled to vote on the election of the Class B Directors. The Class A Common Stockholders and the Series B Preferred Stockholders are entitled to vote together as a single class on the election of the Class C Director, on the proposed amendment to the Incentive Plan, on the proposal to ratify the appointment of the auditors and on any other matter that may properly come before the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Series B Preferred Stock is entitled to 11.6414 votes. Consequently, a total of 167,721,297 votes may be cast by Class A Common Stockholders and a total of 119,772,276.916 votes may be cast by Series B Preferred Stockholders.

   Quorum. A majority of the outstanding shares of Class A Common Stock, represented in person or by proxy, will constitute a quorum for purposes of electing Class A Directors, and a majority of the outstanding shares of Series B Preferred Stock, represented in person or by proxy, will constitute a quorum for purposes of electing Class B Directors. With respect to election of the Class C Director, the proposed amendment to the Incentive Plan, the ratification of the appointment of auditors and any other matter that may be presented at the meeting, stockholders holding shares representing a majority of the votes entitled to be cast thereon will constitute a quorum.

   Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and shares that are "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee does not have discretionary power to vote on a particular matter and has received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the Annual Meeting.

   Required Vote for Election of Directors. Directors will be elected by a plurality of votes cast that are entitled to vote on the election of such director. Abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the election of directors.

   Required Vote for Amendment of Incentive Plan and Ratification of Auditors. The favorable vote of a majority of the total votes represented by the shares of Class A Common Stock and Series B Preferred Stock present in person or by proxy is required to approve the proposed amendment to the Incentive Plan and to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. Consequently, an abstention from voting on either such proposal will have the effect of a negative vote with respect to such proposal. Broker non-votes will be treated as not present and not entitled to vote with respect to the proposed amendment to the Incentive Plan and the ratification of the appointment of the auditors. Because each such proposal must be approved by the affirmative vote of a majority of the voting power present at the meeting, broker non-votes will have no effect on the outcome of the vote on such proposal.

Proxies

   Each executed and returned proxy will be voted according to the directions indicated on that proxy. If no direction is indicated, the proxy will be voted according to the Board of Directors' recommendations, which are contained in this proxy statement.

   The Board of Directors does not intend to present, and has no information that others will present, any business at the Annual Meeting that requires a vote on any other matter. If any other matter requiring a vote properly comes before the Annual Meeting, the proxyholders will vote the proxies that they hold in accordance with their best judgment, including voting them to adjourn the Annual Meeting to another time if a quorum is not present at the Annual Meeting or if they believe that an adjournment is in the best interests of Wyndham.

   Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. This revocation is effective upon receipt, at any time before the Annual Meeting is called to order, by the Secretary of Wyndham of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date than the preceding proxy. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Solicitation Agent and Certain Reimbursements

   Wyndham will bear the cost to solicit proxies. Wyndham has retained Georgeson Shareholder Communications, Inc. (the "Solicitation Agent") to solicit proxies for the Annual Meeting. The Solicitation Agent may solicit proxies from the stockholders and other persons in person or by mail, facsimile transmission, telephone, personal interview, or any other means. Wyndham will pay the Solicitation Agent a fee of $7,500 and reimburse it for its out-of-pocket expenses in connection with this solicitation. Wyndham also will reimburse banks, brokers, custodians, fiduciaries, nominees, securities dealers, trust companies, and other persons for the reasonable expenses that they incur when forwarding this proxy statement and the accompanying materials to the beneficial owners of shares of Class A Common Stock and the Series B Preferred Stock. Wyndham's directors and officers also may solicit proxies from stockholders and other persons by any of the means described above. Wyndham will not pay these directors and officers any extra compensation for participating in this solicitation.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

General

   The Board of Directors currently consists of nineteen directors, which are divided into the following classes: (i) the Class A Directors, consisting of eight directors, (ii) the Class B Directors, consisting of eight directors, and (iii) the Class C Directors, consisting of three directors. Each of these classes of directors is further divided into three classes by term of office. The Class A Directors consist of three Class A-I Directors, two Class A-II Directors and three Class A-III Directors. The Class B Directors consist of two Class B-I Directors, three Class B-II Directors and three Class B-III Directors. The Class C Directors consist of one Class C-I Director, one Class C-II Director and one Class C-III Director. The terms of the current Class A-I, Class B-I and Class C-I Directors expire at the Annual Meeting. The terms of the current Class A-II, Class B-II and Class C-II Directors expire at the 2001 annual meeting, and the terms of the current Class A-III, Class B-III and Class C-III Directors expire at the 2002 annual meeting. At the 2000 Annual Meeting, the directors who are elected to succeed the current Class A-I, Class B-I and Class C-I Directors will be elected for a three-year term. At the annual meeting in 2001, the successors to the Class A-II, Class B-II and Class C-II Directors whose terms expire at that meeting will be elected for a two-year term. At each annual meeting beginning in 2002, successors to the directors whose terms expire at that annual meeting will be elected for a one-year term.

   At the Annual Meeting, the following six nominees are to be considered for election to a term of three (3) years that expires at the annual meeting of stockholders to be held in 2003: (i) Class A-I Directors-Leonard Boxer, Fred
J. Kleisner and Rolf E. Ruhfus, (ii) Class B-I Directors-Marc J. Rowan and Scott M. Sperling, and (iii) Class C-I Director-Paul Fribourg. In accordance with Wyndham's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the nominees for Class A-I Directors have been nominated by the Class A Nominating Committee, the nominees for Class B-I Directors have been nominated by a majority of the Class B Directors, and the nominee for Class C-I Director has been nominated by a majority of the Class C Directors.

   The Board of Directors recommends that the stockholders vote "FOR" the election of the nominees named in this proxy statement. See "--Nominees" below. The thirteen remaining directors, whose terms of office expire in 2001 and 2002, will continue to serve after the Annual Meeting until their respective terms of office expire or their successors are duly elected and qualified. See "--Other Directors" below.

Nominees

 Class A-I Directors

   Leonard Boxer has served as a director of Wyndham since July 1997. He served as a director of Patriot and its predecessor from September 1995 to July 1997. He has been a partner and chairman of the real estate department of the law firm of Stroock & Stroock & Lavan in New York, New York since 1987. Previously, he was a founder and managing partner and head of the real estate department of Olnick Boxer Blumberg Lane & Troy, a real estate law firm in New York. Mr. Boxer is a member of the Board of Trustees of New York University Law School. He is a member of the New York Regional Cabinet of the United States Holocaust Memorial Museum. Mr. Boxer holds a B.A. and an L.L.B. from New York University. Mr. Boxer is 61 years old.

   Fred J. Kleisner is the President and Chief Executive Officer of Wyndham. He has served as Wyndham's President since August 1999 and as its Chief Executive Officer since March 27, 2000. From August 1999 to March 2000, Mr. Kleisner also served as the Company's Chief Operating Officer. From March 1998 to August 1999, he was President and Chief Operating Officer of The Americas, for Starwood Hotels & Resorts Worldwide, Inc. Hotel Group. His experience in the industry also includes senior positions with Westin Hotels and Resorts, where he was President and Chief Operating Officer from 1995 to 1998; Interstate Hotels, where he was Executive Vice President and Group President of Operations from 1990 to 1995; The Sheraton Corporation, where he was Senior Vice President, Director of Operations, North America Division-East from 1985 to 1990; and Hilton Hotels, where for 16 years he served as General Manager of several landmark hotels, including The Waldorf Astoria and The Waldorf Towers in New York, The Capital Hilton in Washington, D.C., and The Hilton Hawaiian Village in Honolulu. Mr. Kleisner, who holds a B.A. degree in Hotel Management from Michigan State University, completed advanced studies at the University of Virginia and Catholic University of America. Mr. Kleisner is 55 years old.

   Rolf E. Ruhfus has served as a director of Wyndham since June 1998. Mr. Ruhfus currently serves as Chairman of the Board of Directors and Chief Executive Officer of Summerfield Corporation and Ruhfus Hotel Corporation. He previously served as Chairman of the Board of Directors and Chief Executive Officer of Summerfield Hotel Corporation from 1987 through June 1998 when Summerfield was acquired by Wyndham. Prior to founding Summerfield, Mr. Ruhfus served as President of Residence Inn Corporation. Mr. Ruhfus holds a B.A. from Western Michigan University, an M.B.A. from the Wharton School of Business and a Ph.D. in Marketing from the University of Munster, Germany. Mr. Ruhfus is 55 years old.

 Class B-I Directors

   Marc J. Rowan became a director of Wyndham in June 1999. Mr. Rowan is one of the founding principals of (1) Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds; and (2) Lion Advisors, L.P., a financial advisor to, and representative of, institutional investors with respect to securities investments. Mr. Rowan is also a director of Samsonite Corporation, Vail Resorts, Inc., National Financial Partners Corporation, NRT Incorporated, Quality Distribution Inc. and Raw Medium Group, Inc. Mr. Rowan is also active in charitable activities and is a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the board of directors of National Jewish Outreach Program and the Undergraduate Executive Board of The Wharton School of Business. Mr. Rowan is 37 years old.

   Scott M. Sperling became a director of Wyndham in June 1999. Mr. Sperling is a Managing Director at Thomas H. Lee Company. In this capacity, he is or has been a director of PriCellular Corp., Experian (the former TRW credit and information business), Safelite Glass Corp., The Learning Company, Fisher Scientific International, Inc., General Chemical Corp., Livent, Inc., and a number of private companies. During the ten years prior to joining Thomas H. Lee Company, Mr. Sperling was Managing Partner of the Aeneas Group, the private capital affiliate of the Harvard Management Company, Inc. Prior to 1984, Mr. Sperling was a Senior Consultant with the Boston Consulting Group, Inc. focusing on business and corporate strategies. He holds an M.B.A. degree from Harvard University and a B.S. from Purdue University. Mr. Sperling is 42 years old.

 Class C-I Director

   Paul Fribourg became a director of Wyndham in June 1999. Mr. Fribourg has served as Chief Executive Officer of Continental Grain Company since July 1997. Since 1976, Mr. Fribourg has held numerous positions with Continental Grain Company including President and Chief Operating Officer from 1994 to 1997 and Executive Vice President of the Commodity Marketing Group from 1990 to 1994. Mr. Fribourg also serves on the boards of Loews Corporation, the YMCA of Greater New York, The Browning School, New York University and the America-China Society. Mr. Fribourg holds a B.A. from Amherst College and completed the Advanced Management Program at Harvard Business School. Mr. Fribourg is 46 years old.

Other Directors

   The following persons will continue to serve as directors of Wyndham after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

 Class A Directors

   Karim Alibhai has served as a director of Wyndham since October 1997. Mr. Alibhai served as the President and Chief Operating Officer of Wyndham until his resignation on June 30, 1999. Prior to joining Wyndham in October 1997, Mr. Alibhai was the President and Chief Executive Officer of the Gencom Group, an affiliated group of companies that acquired, developed, renovated, leased and managed hotel properties in the United States and Canada through Gencom American Hospitality. Mr. Alibhai holds a B.A. from Rice University. Mr. Alibhai is 36 years old. Mr. Alibhai is a Class A-III director whose term expires in 2002.

   James D. Carreker has served as the Chairman of the Board of Directors of Wyndham since January 1998. He served as Chief Executive Officer of Wyndham from January 1998 to March 2000. He served as a director of Patriot from January 1998 to June 1999, and has served as the Chief Executive Officer of Patriot since February 1999. Prior to the merger of Wyndham Hotel Corporation with the Company and Patriot in January 1998, Mr. Carreker had served as Chairman of the Board, Chief Executive Officer and President of Wyndham Hotel Corporation from May 1988 to January 1998 and as a director of Wyndham Hotel Corporation from February 1996 to January 1998. He also served as Chief Executive Officer of Trammell Crow Company, a national real estate company, from August 1994 to December 1995. Prior to 1988, Mr. Carreker served as President of Burdine's, the Miami based division of Federated Department Stores. Mr. Carreker also serves as a director of Crow Family Holdings and of Carreker-Antinori, Inc., a computer service company that completed its initial public offering in May 1998. Mr. Carreker holds a B.S. and a Master of Business Administration from Oklahoma State University. Mr. Carreker is 52 years old. Mr. Carreker is a Class A-II director whose term expires in 2001.

   Milton Fine became a director of Wyndham in June 1999. He served as a director of Patriot from June 1998 through June 1999. Mr. Fine co-founded Interstate Hotels Corporation in 1961 and was Chairman of the Board prior to Wyndham's acquisition of Interstate Hotels Corporation in June 1998. Mr. Fine also served as the Chief Executive Officer of Interstate Hotels Corporation through March 1996. Mr. Fine is a member of the Advisory Board of Greenwich Street Capital Partners, Inc. He is also a member of the Board of Trustees of the University of Pittsburgh. Mr. Fine is a life trustee of the Carnegie Institute and Chairman of the Board of the Carnegie Museum of Art. He is a member of the Board of Directors of the Andy Warhol Museum in Pittsburgh, Pennsylvania. Mr. Fine is a magna cum laude graduate and also holds a J.D. from the University of Pittsburgh. Mr. Fine is 73 years old. Mr. Fine is a Class A-III director whose term expires in 2002.

   Susan T. Groenteman has served as a director of Wyndham since January 1998. Ms. Groenteman had served as a director of Wyndham Hotel Corporation, a subsidiary of Wyndham, from April 1996 to January 1998. Ms. Groenteman is a member of the Board of Directors and Chief Operating Officer of Crow Family Holdings, an investment company managing investments in a variety of real estate related businesses, along with other industries, a position she has held since 1988. In any given year within the past five years, Ms. Groenteman has served as an executive officer or director in over 1,000 partnerships (or affiliates of partnerships) or corporations. In the past five years, Ms. Groenteman has served as an executive officer or director of approximately six partnerships or corporations, or for affiliates of such entities, that filed for protection under federal bankruptcy laws. In addition, in the past five years, Ms. Groenteman served as an executive officer or director in approximately 15 partnerships or corporations, or affiliates of such partnerships or corporations, that were placed in receivership. Ms. Groenteman holds a Bachelor of Business Administration from the University of Texas at Arlington. Ms. Groenteman is 46 years old. Ms. Groenteman is a Class A-III director whose term expires in 2002.

   Sherwood M. Weiser has served as a director of Wyndham since October 1997. Currently, Mr. Weiser is the Chairman and Chief Executive Officer of Carnival Resorts & Casinos, a hotel and gaming management and development firm. In 1970, Mr. Weiser founded The Continental Companies. Carnival Resorts & Casinos was a successor to The Continental Companies. In June 1998, Wyndham acquired the hospitality-related businesses of CHCI, the parent corporation of Carnival Resorts & Casinos. Mr. Weiser is a director of Carnival Corporation and Mellon United National Bank, a subsidiary of Mellon Bank. He is a graduate of the Ohio State University School of Business and holds a J.D. from the Case Western Reserve University School of Law. Mr. Weiser is 69 years old. Mr. Weiser is a Class A-II director whose term expires in 2001.

 Class B Directors

   Leon D. Black became a director of Wyndham in June 1999. Mr. Black is one of the founding principals of (1) Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds; (2) Apollo Real Estate Advisors, L.P. which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds; and (3) Lion Advisors, L.P., a financial advisor to, and representative of, institutional investors with respect to securities investments. Mr. Black is also a director of Samsonite Corporation, Sequa Industries, Inc., United Rentals, Inc. and Vail Resorts, Inc. He also serves as a trustee of The Museum of Modern Art, Mount Sinai-NYU Medical Center, Lincoln Center for the Performing Arts and Vail Valley Foundation. Mr. Black holds an M.B.A. from Harvard University and a B.A. from Dartmouth College. Mr. Black is 48 years old. Mr. Black is a Class B-II director whose term expires in 2001.

   Thomas H. Lee became a director of Wyndham in June 1999. Mr. Lee founded Thomas H. Lee Company in 1974 and since that time has served as its President. From 1966 through 1974, Mr. Lee was with First National Bank of Boston where he directed the bank's high technology lending group from 1968 to 1974 and became a Vice President in 1973. Prior to 1966, Mr. Lee was a securities analyst in the institutional research department of L.F. Rothschild & Co. in New York. Mr. Lee serves or has served as a director of numerous public and private corporations, including Finlay Enterprises, Inc., General Nutrition Companies, Inc., Playtex Products, Inc., Safelite Glass Corp., Snapple Beverage Corp. and Vail Resorts, Inc. In addition, Mr. Lee serves as a trustee or overseer of a number of civic and charitable organizations including, in Boston, Beth Israel Deaconess Medical Center, Brandeis University, Harvard University and the Museum of Fine Arts, as well as in New York City, Lincoln Center for the Performing Arts, Mount Sinai-NYU Medical Center and the Whitney Museum of American Art. Mr. Lee is a 1965 graduate of Harvard College. Mr. Lee is 56 years old. Mr. Lee is a Class B-III director whose term expires in 2002.

   Alan M. Leventhal became a director of Wyndham in June 1999. Mr. Leventhal is co-founder of Beacon Capital Partners and serves as its Chairman and Chief Executive Officer. Prior to founding Beacon Capital Partners, Mr. Leventhal served as President and Chief Executive Officer of Beacon Properties Corporation, a publicly traded real estate investment trust. Mr. Leventhal received his Bachelor's degree in Economics from Northwestern University in 1974 and his Master of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College in 1976. Mr. Leventhal is a trustee of Boston University, Northwestern University and the New England Aquarium Corporation and recently served as First Vice Chair of the National Association of Real Estate Investment Trusts. He is also a member of the Board of Overseers of WGBH and Beth Israel Deaconess Medical Center. Mr. Leventhal has lectured at the Amos Tuck School of Business Administration at Dartmouth College and the Massachusetts Institute of Technology Center for Real Estate. Mr. Leventhal has been awarded the Realty Stock Review's "Outstanding CEO Award" for 1996, 1997 and 1998, and the Commercial Property News' "Office Property Executive of the Year" for 1996. Mr. Leventhal is 47 years old. Mr. Leventhal is a Class B-III director whose term expires in 2002.

   William L. Mack became a director of Wyndham in June 1999. Mr. Mack is a founding principal and managing partner of Apollo Real Estate Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. Beginning in 1969, Mr. Mack served as Managing Partner of the Mack Company, a privately held real estate company which was merged with the Cali Realty Corporation (now Mack-Cali Realty Corporation) of which Mr. Mack has served as a director since 1997. Mr. Mack is also a director of The Bear Stearns Companies, Inc., Koger Equity, Inc. and Vail Resorts, Inc. Mr. Mack attended the Wharton School of Business and Finance at the University of Pennsylvania and received a B.S. degree in business administration, finance and real estate from New York University. Mr. Mack is 60 years old. Mr. Mack is a Class B-III director whose term expires in 2002.

   Lee S. Neibart became a director of Wyndham in June 1999. Mr. Neibart has been a principal since 1993 of Apollo Real Estate Advisors, L.P., which together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. From 1979 to 1993, he was Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm, with which he was associated for over 14 years. Mr. Neibart is a director of Atlantic Gulf Communities Corp., Koger Equity, Inc., NextHealth, Inc. and Roland International Corporation. Mr. Neibart received a B.A. from the University of Wisconsin and an M.B.A. from New York University. Mr. Neibart is 49 years old. Mr. Neibart is a Class B-II director whose term expires in 2001.

   Scott A. Schoen became a director of Wyndham in June 1999. Mr. Schoen, a Managing Director at Thomas H. Lee Company, joined the firm in 1986. Prior to joining the firm, Mr. Schoen was in the Private Finance Department of Goldman, Sachs & Co. Mr. Schoen received a B.A. in History from Yale University, a J.D. from Harvard Law School and an M.B.A. from the Harvard Graduate School of Business Administration. He is a member of the New York Bar. Mr. Schoen is or has been a director of First Alert, Inc., LaSalle Re Holdings Ltd, Rayovac Corporation, Signature Brands, Inc., Syratech Corporation, TransWestern Publishing, United Industries and a number of private companies. Mr. Schoen is also a director of United Way of Massachusetts Bay. Mr. Schoen is 41 years old. Mr. Schoen is a Class B-II director whose term expires in 2001.

 Class C Directors

   Norman Brownstein became a director of Wyndham in June 1999. Mr. Brownstein serves as Chairman of the Board of the law firm Brownstein Hyatt & Farber, P.C. Mr. Brownstein is nationally recognized for his extensive experience in real estate law and commercial transactions. Mr. Brownstein is a member of the American College of Real Estate Lawyers and the American, Colorado, and Denver Bar Associations and numerous other professional organizations. Mr. Brownstein is presently a director of the National Jewish Center for Immunology and Respiratory Medicine, a Trustee of the Simon Wiesenthal Center and a Vice President of the American Israel Public Affairs Committee. Mr. Brownstein received a B.S. and a J.D. from the University of Colorado at Boulder. Mr. Brownstein is 56 years old. Mr. Brownstein is a Class C-II director whose term expires in 2001.

   Stephen T. Clark became a director of Wyndham in June 1999. Since 1995, Mr. Clark has been President of Cypress Realty, Inc., a real estate investor and developer based in Houston, Texas and serves as a director of Beacon Capital Partners, Inc. Previously, Mr. Clark served as Managing Director of Harvard Private Capital Group where he directed the group responsible for real estate investment and management activities. Prior to joining Harvard Private Capital Group, Mr. Clark was a partner in Clark-Pilgrim Limited Partnership and in Trammell Crow Company where he was in charge of office and industrial activities in Philadelphia and

Delaware. He received a Masters in Business Administration degree from Harvard Business School and received his undergraduate degree from Duke University. Mr. Clark serves as Chairman of the Board of Abacoa Development Company and Cypress Senior Living, Inc. Mr. Clark is 44 years old. Mr. Clark is a Class C-III director whose term expires in 2002.

Meetings and Committees of the Board of Directors

   The Board of Directors of Wyndham held six meetings during 1999. No director attended less than 75% of the aggregate number of meetings held during 1999 of the Board of Directors and any board committee of which he or she was a member, except that Mr. Fribourg attended only one of the two Board of Director meetings held during 1999 subsequent to his election to the Board. Set forth below are descriptions of the standing committees of the Board of Directors and the names of the current members of such committees.

   Executive Committee. The executive committee consists of Messrs. Alibhai, Carreker, Fine, Leventhal, Rowan, Sperling and Mack. In addition, Mr. Fred J. Kleisner, in his capacity as Chief Operating Officer, and Mr. Richard L. Mahoney, in his capacity as Chief Financial Officer, serve on the committee in an ex officio capacity. The Executive Committee has the full power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, except that the executive committee cannot effect certain fundamental corporate actions as provided under Delaware law. In addition, final approval of the full Board of Directors is required for any of the following: (i) any individual transaction involving the issuance of debt securities by the Company or its subsidiaries involving aggregate proceeds to the Company in excess of $75 million or the issuance of equity securities by the Company or its subsidiaries involving aggregate proceeds to the Company in excess of $10 million; (ii) any transaction constituting a "change of control" of the Company within the meaning of such term under the Securities Purchase Agreement, dated as of February 18, 1999, by and among the Company and the other parties thereto;
(iii) entry by the Company into a new line of business; (iv) any capital commitment by the Company where the Company's share of the commitment involved exceeds $75 million; (v) any transaction that provides a disproportionate benefit to the holders of the Series B Preferred Stock; (vi) any change to the scope of the authority or the identity of the members of the executive committee, the audit committee, the compensation committee or the capital commitments committee; and (vii) any change to the classification of the directors. The executive committee held one meeting during 1999.

   Capital Commitments Committee. The capital commitments committee consists of Messrs. Rowan and Sperling (or in Mr. Sperling's absence, Mr. Schoen). In addition, Mr. Kleisner, in his capacity as Chief Operating Officer, and Mr. Mahoney, in his capacity as Chief Financial Officer, serve on this committee in an ex officio capacity. Mr. Carreker also served on this committee until his resignation on March 27, 2000. The capital commitments committee facilitates the execution of the Company's business strategy and oversight of the business and affairs of the Company. The capital commitments committee has the full power and authority of the executive committee in the management of the business and affairs of the Company between meetings of the executive committee, except that the final approval of the executive committee or the full Board of Directors, as appropriate, is required in connection with any transaction where the Company's share of the capital commitment exceeds $20 million per annum. The capital commitments committee held more than seven meetings during 1999.

   Audit Committee. The audit committee consists of Messrs. Boxer, Brownstein and Clark. The audit committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of Wyndham's internal accounting controls and reviews related party transactions. The audit committee held seven meetings during 1999.

   Compensation Committee. The compensation committee consists of Messrs. Boxer, Clark, Rowan, Schoen and Weiser. The compensation committee determines compensation of Wyndham's executive officers and directors and administers the 1997 Incentive Plan. The compensation committee held eight meetings during 1999.

   Class A Nominating Committee. Wyndham's Certificate of Incorporation provides that the nominees for Class A Directors shall be nominated by a Class A Director Nominating Committee that shall consist of each of the Class C Directors then in office and the same number of Class A Directors then in office, who shall be selected by a majority vote of the Class A Directors then in office. In March 2000, the Class A Directors selected Messrs. Carreker and Weiser and Ms. Groenteman to serve as the Class A Directors on the Class A Nominating Committee. This committee, which held no meetings during 1999, held one meeting in March 2000 at which the committee selected the nominees for Class A Directors to be elected at the Annual Meeting.

   Selection of Class B Directors and Class C Directors. As provided in the Certificate of Incorporation, the nominees for Class B Directors are selected by a majority vote of the Class B Directors then in office and the nominee for Class C Directors is selected by a majority vote of the Class C Directors then in office. In March 2000, the Class B Directors and Class C Directors selected by written consent their respective nominees for Class B-I Directors and Class C-I Director.

Director Compensation

   Currently, any director who is not an employee of Wyndham is paid an annual retainer fee as follows: Class A Directors receive a retainer fee of $12,500; Class B Directors receive no retainer fee; and Class C Directors receive a retainer fee of $25,000. In addition, except for the Class B Directors, each director is paid $1,000 for attendance at each meeting of the Board of Directors and $750 for participating in a telephonic board meeting. Except for the Class B Directors, each director is paid $1,000 ($1,250 for the chairman of the committee) for attendance, whether in person or telephonic, at each meeting of a committee of the Board of Directors of which such director is a member. Both the annual retainer fee and meeting fees are payable in cash, but each director may elect in advance to defer the receipt of all or part of their fees and to receive such deferred fees at a later date in the form of Class A Common Stock. In addition, Wyndham reimburses directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors. In lieu of cash compensation, Wyndham makes an aggregate amount of $100,000 available on an annual basis, which is used for charitable contributions as directed by the Class B Directors. Directors who are employees of Wyndham do not receive any fees for their service on the Board of Directors or a committee thereof.

   During late 1998 and the first two months of 1999, the Wyndham and Patriot boards of directors held numerous board meetings to consider strategic alternatives for the companies. A special coordinating committee of the boards of directors, consisting of Messrs. Boxer and Weiser and Ms. Groenteman for Wyndham, was also established and met numerous times during the last two months of 1998 and the first two months of 1999. The compensation committees of the boards of directors, which at the time consisted of Arch K. Jacobson and James C. Leslie for Wyndham, also met several times to discuss special compensation issues. One director, Ms. Groenteman, who served as co-point person of the coordinating committee, worked full-time on these matters. In light of their extraordinary effort, in lieu of the normal meeting fees for the last two months of 1998 and the first two months of 1999, each non-employee director of Wyndham (Messrs. Boxer, Ruhfus and Burton C. Einspruch, M.D.) received $20,000 in fees; members of the Wyndham compensation committee received $40,000 in fees; members of the Wyndham coordinating committee, other than Ms. Groenteman, received $65,000 in fees; and Ms. Groenteman received $200,000 in fees. These fees were payable in 1999 in either cash or deferred paired shares, at the election of each director. Mr. Weiser and Ms. Groenteman elected to receive their fees in cash. Messrs. Boxer and Jacobson and Dr. Einspruch elected to receive their fees in deferred paired shares.

                            EXECUTIVE COMPENSATION

   The following table sets forth, as to the Chief Executive Officer and as to each of the four other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 1999 (the "named executive officers"), information concerning all compensation paid for services to the Company in all capacities for each of the last three fiscal years.

                          Summary Compensation Table

                                                            Long-Term
                                                          Compensation
                                                      -------------------------
                         Annual Compensation(1)       Restricted     Securities
                        -----------------------------   Stock        Underlying      All Other
                        Year Salary($)      Bonus($)    Awards       Options(#)     Compensation
                        ---- ---------     ---------- ----------     ----------     ------------
James D. Carreker...... 1999 $316,865      $  750,000 $2,049,997(3)  1,300,000(4)    $   51,152(5)
  Chairman of the       1998 $571,036              --         --            --       $      648(6)
   Board(2)

Fred J. Kleisner....... 1999 $258,077      $  750,000 $  761,250(7)  1,100,000(8)    $  738,455(9)
  Chief Executive
   Officer and
   President(2)

Richard Mahoney........ 1999 $273,461      $  450,000 $  612,831(11)   850,000(12)   $1,312,625(13)
  Executive Vice
   President and Chief
   Financial
   Officer(10)

Leslie V. Bentley...... 1999 $337,595      $  240,000         --       450,000(14)   $    2,362(15)
  Executive Vice        1998 $320,192      $  120,000         --       117,928(16)   $    2,308(17)
   President

Stanley M. Koonce,
 Jr. .................. 1999 $312,692      $  105,000         --       400,000(19)   $      850(20)
  Executive Vice        1998 $310,902      $  120,000         --       117,928(16)   $      792(21)
   President(18)

William W. Evans III... 1999 $302,884      $1,500,000         --        57,216(23)   $1,516,268(24)
  Executive Vice        1998 $374,461              -- $  999,996(25)        --       $      289(26)
   President (22)       1997 $275,440(27)  $  303,373 $4,525,068(28)   601,074(29)   $      148(30)

--------
 (1) Does not include "Other Annual Compensation" because amounts of certain perquisites and other noncash benefits provided by Wyndham did not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.
 (2) Mr. James D. Carreker served as the Chairman of the Board and Chief Executive Officer of the Company throughout 1999. On March 27, 2000, Mr. Carreker resigned his position as Chief Executive Officer and Mr. Fred J. Kleisner was appointed Chief Executive Officer in addition to his previous title as President.
 (3) On February 19, 1999, Wyndham awarded the equivalent of 200,000 restricted shares to Mr. Carreker. The equivalent market value of the shares on the date of grant was $5.375 per share and the aggregate market value of such shares on December 31, 1999 was $587,500. The restrictions on these shares lapse on each anniversary commencing January 1, 2000 at the following rates: year 1: 40%, year 2: 30%, and year 3: 30%. On February 19, 1999, Wyndham awarded 216,666 restricted shares of Class A Common Stock to Mr. Carreker. Mr. Carreker received 72,222 shares of Class A Common Stock on June 30, 1999, and will receive 72,222 shares of Class A Common Stock on each of the first and second anniversaries of the date of grant. The equivalent to the market value of the shares on the date of grant was $4.50 per share and the aggregate market value of such shares on December 31, 1999 was $636,456.
 (4) On April 19, 1999, Wyndham granted non-qualified options to purchase the equivalent of 1,300,000 shares to Mr. Carreker. These options vest on each anniversary of the date of grant at the rate of 20% per year.
 (5) Such amount includes $5,260 of life insurance premiums, $22,545 of disability premiums, $15,000 in tax preparation fees and $8,347 in payments for an automobile lease.
 (6) Such amount includes $360 of term life insurance premiums paid by Wyndham for the benefit of Mr. Carreker and $288 contributed by Wyndham to Mr. Carreker's 401(k) account.

 (7) On August 12, 1999, Wyndham awarded 203,000 restricted shares of Class A Common Stock to Mr. Kleisner. The market value of the shares on the date of grant was $3.75 per share and the aggregate market value of such shares on December 31, 1999 was $596,313. The restrictions on these shares lapse on each anniversary of the date of grant at the rate of 33 1/3% per year.
 (8) On August 12, 1999, Wyndham granted non-qualified options to purchase 1,100,000 shares of Class A Common Stock to Mr. Kleisner. These options vest on each anniversary of the date of grant at the rate of 20% per year.
 (9) Such amount includes a $550,000 signing bonus, a $174,929 relocation allowance, $671 in life insurance premiums, $1,174 in disability premiums and $11,681 of imputed interest on a non-interest bearing note.
(10) On April 12, 2000, Mr. Mahoney resigned his positions as Executive Vice President and Chief Financial Officer of the Company effective May 19, 2000.
(11) On May 7, 1999, Wyndham awarded the equivalent of 121,053 restricted shares of Class A Common Stock to Mr. Mahoney. The equivalent market value of the shares on the date of grant was $5.0625 per share and the aggregate market value of such shares on December 31, 1999 was $355,593. The restrictions on these shares lapse on the first anniversary of the date of grant.
(12) On May 7, 1999, Wyndham granted non-qualified options to purchase the equivalent of 850,000 shares of Class A Common Stock to Mr. Mahoney. These options vest on each anniversary of the date of grant at the rate of 20% per year.
(13) Such amount includes a $1,250,000 signing bonus, a $61,645 relocation allowance, $81 in life insurance premiums and $899 in disability premiums.
(14) On April 19, 1999, Wyndham granted non-qualified options to purchase the equivalent of 450,000 shares to Mr. Bentley. These options vest on each anniversary of the date of grant at the rate of 20% per year.
(15) Such amount includes $1,096 in life insurance premiums and $1,266 in disability premiums.
(16) On February 2, 1998, Wyndham granted the executive: 1) non-qualified options to purchase 10,733 paired shares which options vest on each anniversary of the date of grant at the following rates: year 1: 30%; year 2: 30% and year 3: 40% and 2) non-qualified options to purchase 88,925 paired shares which options vest on each anniversary of the date of grant at the following rates: year 1: 20%; year 2: 20%; year 3: 30% and year 4: 30%. On November 13, 1998, pursuant to an option repricing program, the non-qualified options to purchase 10,733 paired shares were surrendered and exchanged for non-qualified options to purchase 1,967 paired shares and the non-qualified options to purchase the equivalent of 88,925 paired shares were surrendered and exchanged for non-qualified options to purchase 16,303 paired shares. As part of the June 30, 1999 restructuring of the Company, these options became fully vested and exercisable for equivalent shares of Class A Common Stock.
(17) Such amount includes $139 of term life insurance premiums paid by Wyndham for the benefit of Mr. Bentley and $2,169 contributed by Wyndham to Mr. Bentley's 401(k) account.
(18) Mr. Koonce resigned his position as Executive Vice President of Wyndham effective April 28, 2000.
(19) On April 19, 1999, Wyndham granted non-qualified options to purchase the equivalent of 400,000 shares of Class A Common Stock to Mr. Koonce. These options vest on each anniversary of the date of grant at the rate of 20% per year.
(20) Such amount includes $850 in life insurance premiums.
(21) Such amount includes $146 of term life insurance premiums paid by Wyndham for the benefit of Mr. Koonce and $646 contributed by Wyndham to Mr. Koonce's 401(k) account.
(22) On June 30, 1999, Mr. Evans resigned his position as President and Chief Operating Officer of Patriot and as Executive Vice President of Wyndham.
(23) On June 1, 1999, Wyndham granted to Mr. Evans non-qualified options to purchase the equivalent of 57,216 shares of Class A Common Stock. In connection therewith, options to purchase 601,074 paired shares were surrendered and repriced accordingly.

(24) Such amount represents severance payments of $1,511,310, life insurance premiums of $2,838 and disability premiums of $2,120.
(25) On December 31, 1998, Patriot awarded the equivalent of 166,666 restricted shares to Mr. Evans. The equivalent of the market value of the shares on the date of grant was $6.00 per share and the aggregate market value of such shares on December 31, 1999 was $489,581. Mr. Evans received 55,556 shares of Class A Common Stock on June 30, 1999, and will receive 55,555 shares of Class A Common Stock on each of the first and second anniversaries thereof. The aggregate market value of such shares on December 31, 1999 was $489,581.
(26) Such amount represents term life insurance premiums paid by Patriot.
(27) Such amount includes $940 paid to Mr. Evans to cover commuting expenses.
(28) On February 14, 1997, Patriot awarded the equivalent of 200,003 restricted shares to Mr. Evans. Taking into account the various stock splits which occurred in 1997, the equivalent of the market value of the shares on the date of grant was $22.625 per share and the aggregate market value of such paired shares on December 31, 1999 was $587,509. The restrictions lapsed with respect to 25% of the shares on March 1, 1998 and with respect to the balance of shares on December 31, 1998.
(29) On February 14, 1997, Patriot granted non-qualified options to purchase 601,074 paired shares to Mr. Evans. These options were to vest in 12 equal quarterly installments beginning on April 1, 1997, but became fully vested and exercisable on November 27, 1998. On June 1, 1999, these options were surrendered by Mr. Evans and repriced and exchanged for options to purchase 57,216 shares of Class A Common Stock.
(30) Such amount represents term life insurance premiums paid by Patriot for the benefit of Mr. Evans.

   The following table sets forth certain information concerning the options granted to the named executive officers during 1999.

                       Option Grants in Last Fiscal Year

                                       Individual Grants
                          ------------------------------------------------
                                                                            Potential Realizable
                                        % of Total                            Value at Assumed
                          Number of      Options                           Annual Rates of Stock
                          Securities    Granted to                         Price Appreciation for
                          Underlying    Employees  Exercise or               Option Term ($)(2)
                           Options      in Fiscal      Base     Expiration ----------------------
                          Granted(#)     Year(1)   Price ($/Sh)    Date        5%         10%
                          ----------    ---------- -----------  ---------- ---------- -----------
James D. Carreker.......  1,300,000(3)    11.35%     $  5.00    04/19/2009 $4,087,815 $10,359,326
Fred J. Kleisner........  1,100,000(3)     9.61%     $  3.75    08/12/2009 $2,594,190 $ 6,574,188
Richard Mahoney.........    850,000(3)     7.42%     $  4.75    05/07/2009 $2,539,162 $ 6,434,735
Leslie V. Bentley.......    450,000(3)     3.93%     $  5.00    04/19/2009 $1,415,013 $ 3,585,921
Stanley M. Koonce, Jr...    400,000(3)     3.49%     $  5.00    04/19/2009 $1,257,789 $ 3,187,485
William W. Evans III....     57,216(4)     0.50%     $5.1875    06/30/2002 $   46,784 $    98,243

--------
(1) Options to purchase a total of 11,449,735 shares of Class A Common Stock were granted to employees in 1999.
(2) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission (the "Commission") and are not intended to forecast future appreciation, if any, in the price of the Class A Common Stock. Such amounts are based on the assumption that the named persons hold the options for the full term of the options. The actual value of the options will vary in accordance with the market price of the Class A Common Stock.
(3) Options are subject to a 5-year vesting schedule, with one-fifth becoming exercisable on each of the first, second, third, fourth and fifth anniversaries of the date of grant.
(4) Options are fully vested.

   The following table sets forth certain information concerning options exercised in 1999 by the named executive officers and all unexercised options held by the named executive officers as of December 31, 1999.

   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values

                                                               Number of              Value of Unexercised
                                                        Unexercised Options at       In-the-Money Options at
                             Shares                       Fiscal Year-End(#)           Fiscal Year-End(2)
                            Acquired        Value      ------------------------- -------------------------------
                         on Exercise(#) Realized($)(1) Exercisable Unexercisable Exercisable(3) Unexercisable(3)
                         -------------- -------------- ----------- ------------- -------------- ----------------
James D. Carreker.......       --           $   --       78,048      1,300,000         --              --
Fred J. Kleisner........       --           $   --           --      1,100,000         --              --
Richard Mahoney.........       --           $   --           --        850,000         --              --
Leslie V. Bentley.......       --           $   --       47,722        450,000         --              --
Stanley M. Koonce,
 Jr. ...................       --           $   --       47,722        400,000         --              --
William W. Evans III....       --           $   --       57,216             --         --              --

--------
(1) Values are determined by aggregating, for each option exercise in 1999, the amount calculated by multiplying (i) an amount calculated by subtracting the exercise price paid for each such exercise from the closing price of the Class A Common Stock as of the date of such exercise by (ii) the number of shares of Class A Common Stock acquired upon such exercise.
(2) Based upon the closing price of the Class A Common Stock of $2.9375 on December 31, 1999.
(3) None of the unexercised options are in-the-money.

Stock Option Repricing

   On June 1, 1999, in connection with their respective severance agreements, Wyndham gave Mr. Alibhai and Mr. Evans the opportunity to surrender their existing options in exchange for new options, which have a Black-Scholes value equal to the old options, but were for fewer shares, at an exercise price of $5.1875. The new options are exercisable until June 30, 2002. The new exercise price was based on the closing sale price of the paired shares on June 1, 1999, as reported by the NYSE.

   During 1998, Wyndham commenced an option repricing program for certain optionees holding stock options with an exercise price per share in excess of $7.547 on November 13, 1998. The new exercise price was based on the average stock price for the five-day period beginning November 9, 1998 and ending November 13, 1998. All optionees, other than the directors and the top two executive officers, were given the opportunity to surrender certain options in exchange of new options which have a Black-Scholes value equal to the old options, but were for fewer shares, at an exercise price of $7.547 per share. The new options retained the original vesting and expiration dates of the old options. The options set forth below were the only options repriced for the executive officers in the last ten years.

                                                                          Number of
                                  Number of                               Securities    Length of
                                  Securities  Market   Exercise           Underlying Original Option
                                  Underlying Price at  Price at    New     Options    Term Remaining
                         Date of   Options    Time of   Time of  Exercise   After     at the Date of
                        Repricing  Repriced  Repricing Repricing  Price   Repricing     Repricing
                        --------- ---------- --------- --------- -------- ---------- ----------------
William W. Evans III
 (1)................... 06/01/99   601,074    $5.1875  $  22.48  $5.1875    57,216   3 years, 1 month
 Executive Vice
  President

Karim Alibhai.......... 06/01/99   601,065    $5.1875  $19.449/  $5.1875   100,000   3 years, 1 month
 President and Chief                                    $29.872
  Operating Officer (2)

Leslie V. Bentley...... 11/13/98    88,925    $ 7.279  $ 24.224  $ 7.547    16,303   9 years 3 months
 Executive Vice         11/13/98    10,733    $ 7.279  $ 24.224  $ 7.547     1,967   9 years 3 months
  President

Stanley M. Koonce,
 Jr. .................. 11/13/98    88,925    $ 7.279  $ 24.224  $ 7.547    16,303   9 years 3 months
 Executive Vice         11/13/98    10,733    $ 7.279  $ 24.224  $ 7.547     1,967   9 years 3 months
  President (3)

Lawrence S. Jones...... 11/13/98    85,866    $ 7.279  $ 23.059  $ 7.547    17,173   9 years 4 months
 Executive Vice         11/13/98    10,733    $ 7.279  $ 23.059  $ 7.547     2,147   9 years 4 months
  President and
  Treasurer (4)

Richard A. Holtzman.... 11/13/98    13,953    $ 7.279  $ 24.224  $ 7.547     2,558   9 years 3 months
 Executive Vice
  President (5)

Thomas W. Lattin....... 11/13/98    33,625    $ 7.279  $ 24.224  $ 7.547     6,617   9 years 3 months
 Executive Vice
  President (6)

Michael A. Grossman.... 11/13/98    41,806    $ 7.279  $ 24.224  $ 7.547     7,665   9 years 3 months
 Executive Vice         11/13/98    10,733    $ 7.279  $ 24.224  $ 7.547     1,967   9 years 3 months
  President

Carla S. Moreland...... 11/13/98    32,200    $ 7.279  $ 24.224  $ 7.547     5,903   9 years 3 months
 Executive Vice         11/13/98     6,977    $ 7.279  $ 24.224  $ 7.547     1,279   9 years 3 months
  President and
 General Counsel

--------
(1) On June 30, 1999, Mr. Evans resigned his positions as President and Chief Executive Officer of Patriot and Executive Vice President of the Company.
(2) On June 30, 1999, Mr. Alibhai resigned his positions as President and Chief Operating Officer of the Company.
(3) Mr. Koonce resigned his position as Executive Vice President effective April 28, 2000.
(4) Mr. Jones resigned his positions as Executive Vice President and Treasurer effective July 13, 1999.
(5) Mr. Holtzman resigned his position as Executive Vice President effective October 22, 1999.
(6) Mr. Lattin resigned his position as Executive Vice President effective October 29, 1999.

Board of Directors Report on Repricing of Options

   On June 1, 1999, as part of their respective severance agreements, Wyndham repriced options held by Messrs. Alibhai and Evans. Messrs. Alibhai and Evans surrendered their existing options in exchange for new options, having a Black-Scholes value equal to the old options, but for fewer shares, at an exercise price of $5.1875. The new options are exercisable until June 30, 2002. The new exercise price was based on the closing sale price of the paired shares on June 1, 1999, as reported by the NYSE.

   The compensation committee (which at the time consisted of persons who are no longer directors of Wyndham) and the Board of Directors determined that the option repricing was appropriate in the context of the total severance package and the contributions of Messrs. Alibhai and Evans to the Company. Also, because of Mr. Alibhai's continued involvement with the Company as a director and Mr. Evans' continued involvement as a consultant, the compensation committee and Board of Directors determined that it was appropriate that their separation packages have an equity component. In this way, the economic interests of Messrs. Alibhai and Evans would be aligned with the stockholders' interests. Messrs. Alibhai and Evans will benefit from the repriced options only if the share price increases.

Submitted by the Board of Directors

          Karim Alibhai                                     Alan M. Leventhal
          Leon D. Black                                     William L. Mack
          Leonard Boxer                                     Lee S. Neibart
          Norman Brownstein                                 Paul A. Nussbaum
          James D. Carreker                                 Marc J. Rowan
          Stephen T. Clark                                  Rolf E. Ruhfus
          Milton Fine                                       Scott A. Schoen
          Paul Fribourg                                     Scott M. Sperling
          Susan T. Groenteman                               Sherwood M. Weiser
          Thomas H. Lee

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

   James D. Carreker. Wyndham and Mr. Carreker have entered an employment agreement dated as of August 18, 1999, but effective as of April 19, 1999. On March 27, 2000, Wyndham and Mr. Carreker amended the employment agreement. Pursuant to the employment agreement, as amended, Mr. Carreker has agreed to serve as Chairman of the Board of Wyndham for a term of five years beginning on April 19, 1999. Beginning on the third anniversary of the employment agreement and continuing every even-numbered year thereafter, the employment agreement will automatically be extended for successive two-year periods unless otherwise terminated by either party. Mr. Carreker's annual base salary is $600,000, which may be increased by the Board of Directors during the term of the agreement. Mr. Carreker is eligible to receive annual incentive compensation to be determined by the compensation committee of the Board of Directors of up to three times his then current base salary.

   Pursuant to the employment agreement, Wyndham entered into a non-qualified stock option agreement with Mr. Carreker pursuant to which Mr. Carreker was granted options to purchase 1.3 million shares of Class A Common Stock at $5.00 per share. The option vests in equal annual installments over a five year period, with the option for the first 260,000 shares vesting and becoming exercisable on April 19, 2000. In the event of a change in control (as defined in Mr. Carreker's employment agreement), the vesting date for any unvested portion of the option shall be accelerated by two years. If within 18 months after a change in control Mr. Carreker's employment is terminated by the Company without "cause" or by Mr. Carreker for "good reason," any unvested portions of the option immediately vest and become exercisable.

   Pursuant to the employment agreement, Wyndham and Mr. Carreker amended a promissory note owing by Mr. Carreker to Wyndham. The amended note is in the original principal amount of $5,769,861, is nonrecourse to Mr. Carreker and secured by 184,970 shares of Class A Common Stock, and bears interest at 6% per annum. The note is payable on demand, or if no demand is made, on the earlier of April 19, 2004 or 30 days after any termination of the employment agreement by the Company for "cause" or by Mr. Carreker not for "good reason." Notwithstanding the foregoing, if Mr. Carreker terminates his employment during the one year period commencing March 27, 2000 pursuant to a provision allowing him to terminate for any reason during such period, then the note shall remain payable on demand through the third anniversary of the date of termination and if demand has not previously been made and an event of default does not thereafter occur, then the note shall become payable on April 19, 2006. All proceeds from sales of the shares securing the note must be applied to the prepayment of the note. Pursuant to the employment agreement, Wyndham also agreed to loan Mr. Carreker an amount equal to any income taxes due by reason of his repayment of the foregoing note.

   Upon termination of employment due to the death or disability of Mr. Carreker, Wyndham will pay any accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. In addition, all unvested stock options and stock-based grants will immediately vest and will be exercisable for one year or the remaining option term, if later. Additionally, Wyndham will pay health insurance premiums in the case of disability for Mr. Carreker, his spouse and other dependents for two years and in the case of death, for Mr. Carreker's spouse and other dependents for five years.

   If employment is terminated by Mr. Carreker for "good reason," or if Wyndham terminates his employment without "cause," Wyndham will pay Mr. Carreker all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which termination occurs. In addition, Wyndham will pay Mr. Carreker a severance payment in accordance with Wyndham's then current severance policies, but at a minimum, Mr. Carreker would be entitled to a severance payment (the "Severance Amount") equal to the greater of (a) $3,000,000 or (b) three times the sum of his "applicable base salary" (determined in accordance with the employment agreement) and average incentive compensation (determined in accordance with the employment agreement). Additionally, for a period of three years, Wyndham will provide Mr. Carreker with an office and related facilities and an assistant at a location of his respective choosing. For a period of one year, Wyndham would pay for Mr. Carreker the cost of executive placement services. All unvested stock options and stock-based grants held by Mr. Carreker will immediately vest and become exercisable for one year or the remaining option term (not to exceed four years). Additionally, for three years Wyndham will pay health insurance premiums for Mr. Carreker, his spouse and other dependents and provide certain benefits to Mr. Carreker, including payment of disability and life insurance premiums.

   If a "change in control", as defined in the employment agreement, occurs and Mr. Carreker's employment is terminated for any reason other than death, disability or by Mr. Carreker without "good reason" within 90 days prior to or 18 months after such change in control, then in lieu of the Severance Amount Wyndham must pay Mr. Carreker a lump sum equal to (i) the greater of the Severance Amount or $3,000,000 plus (ii) any amount considered a "parachute payment" under Section 280G of the Internal Revenue Code (including gross-up payments to cover any excise tax due). In addition, upon a change in control, all stock options and other stock-based grants to Mr. Carreker will immediately vest and become exercisable, whereupon at any time during the option term (but not to exceed five years after the change in control), Mr. Carreker or his estate any require Wyndham to purchase all such stock options for $5,000,000 in cash or allow Mr. Carreker to exercise all or any part of such stock options. In addition, Wyndham shall also loan Mr. Carreker all funds due by him for income taxes with respect to such stock option treatment. Amounts payable to Mr. Carreker in connection with a termination due to a change in control shall be "grossed-up" to cover any excise tax due.

   Fred J. Kleisner. In connection with Mr. Kleisner's appointment on March 27, 2000 as the Chief Executive Officer of the Company, Wyndham and Mr. Kleisner are in the process of renegotiating Mr. Kleisner's employment agreement. Pursuant to his current employment agreement dated as of August 12, 1999, Mr. Kleisner has agreed to serve as President of Wyndham for a term of three years, which automatically will be extended for successive one-year periods unless otherwise terminated. Mr. Kleisner's annual base salary is $550,000, which may be increased by the Board of Directors during the term of the agreement. Mr. Kleisner is eligible to receive incentive compensation to be determined by the compensation committee of up to two times his then current base salary.

   Upon termination of employment due to death or disability of Mr. Kleisner, Wyndham will pay all accrued and unpaid base salary and pro rated incentive compensation for the year in which termination occurs. Additionally, Wyndham will pay health insurance premiums for one year for Mr. Kleisner, his spouse and other dependents.

   If employment is terminated by Mr. Kleisner for "good reason," or if Wyndham terminates his employment without "cause," Wyndham will pay Mr. Kleisner all accrued and unpaid base salary and pro rated incentive compensation for the year in which termination occurs. In addition, Wyndham will pay Mr. Kleisner a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is higher, subject to certain setoffs.

   If a "change in control," as defined in the employment agreement, occurs and Mr. Kleisner's employment is terminated by the Company without "cause" or by Mr. Kleisner for "good reason" within 18 months of such change in control, the Company shall pay the severance amount in equal installments over twenty-four months and all stock options and other stock-based awards shall immediately vest and become exercisable for 360 days. Also, Wyndham will pay health insurance premiums for Mr. Kleisner, his spouse and other dependents for one year. In addition, Wyndham will provide Mr. Kleisner with a tax gross-up payment to cover any excise tax due.

   In conjunction with the execution of the employment agreement, Wyndham (a) paid Mr. Kleisner a signing bonus of $550,000, (b) agreed to provide a bridge loan to Mr. Kleisner to purchase a residence in Dallas, (c) granted Mr. Kleisner a non-qualified option to acquire 1.1 million shares of Class A Common Stock at a price of $3.75 per share, which option vests in five equal annual installments commencing August 12, 2000, (d) loaned Mr. Kleisner $850,000 pursuant to a no personal liability nonrecourse note, and (e) granted Mr. Kleisner a restricted unit award of 203,000 shares of Class A Common Stock that vests in three equal annual installments commencing August 12, 2000. The option agreement provides that upon a "change in control," the vesting date for any unvested portions of the option shall be accelerated by two years, and if within 18 months after a "change in control," Mr. Kleisner's employment is terminated by Wyndham without "cause" or by Mr. Kleisner for "good reason," any unvested portions of the option will immediately vest and become exercisable.

   Leslie V. Bentley. Wyndham and Mr. Bentley are parties to an amended and restated employment agreement dated as of April 19, 1999, pursuant to which Mr. Bentley has agreed to serve as an Executive Vice President of Wyndham for a term of three years, which automatically will be extended for successive one-year periods unless otherwise terminated. Mr. Bentley's annual base salary is $350,000, which shall be redetermined annually by the Board of Directors during the term of the agreement. Mr. Bentley is eligible to receive incentive compensation as determined by the Board.

   Upon termination of employment due to death or disability, Wyndham will pay all accrued and unpaid base salary and incentive compensation and will pay health insurance premiums for one year for Mr. Bentley, his spouse and other dependents.

   If employment is terminated by Mr. Bentley for "good reason" or by Wyndham without "cause," Wyndham will pay Mr. Bentley all accrued and unpaid base salary and incentive compensation. In addition, Wyndham will pay Mr. Bentley a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is higher, subject to certain setoffs.

   If a "change in control," as defined in the employment agreement, occurs and Mr. Bentley's employment is terminated by the Company without "cause" or by Mr. Bentley for "good reason" within 18 months of such change in control, the Company shall pay the severance amount in equal installments over twenty-four months and all stock options and other stock-based awards shall immediately vest and become exercisable for 360 days. Also, Wyndham will pay health insurance premiums for Mr. Bentley, his spouse and other dependents for one year. In addition, Wyndham will provide Mr. Bentley with a tax gross-up payment to cover any excise tax due.

   In conjunction with the execution of the employment agreement, Wyndham (a) granted Mr. Bentley a non-qualified option to acquire 450,000 paired shares (now Class A Common Stock) at a price of $5.00 per share, which option shall vest in five equal annual installments commencing April 19, 2000, (b) entered into an amended and restated promissory note in the original principal amount of $2,123,607, which is non-recourse to Mr. Bentley, secured by 68,079 shares of Class A Common Stock, bears interest at 6% per annum and is payable on the earlier of April 19, 2002 or ten days after termination of employment, and (c) loaned Mr. Bentley $430,000 evidenced by a promissory note that is recourse to Mr. Bentley, bears interest at 7% per annum and is payable on the earlier of April 19, 2002 or 60 days after termination of employment. Pursuant to the employment agreement, Wyndham agreed to loan Mr. Bentley an amount equal to any income taxes due upon maturity of the non-recourse note described above.

   Richard Mahoney. On April 12, 2000, Mr. Mahoney tendered his resignation as Executive Vice President and Chief Operating Officer of Wyndham to be effective May 19, 2000. The Company and Mr. Mahoney are party to an employment agreement dated as of May 26, 1999, pursuant to which Mr. Mahoney was paid an annual base salary of $450,000. In conjunction with the execution of the employment agreement, Wyndham (a) paid Mr. Mahoney a signing bonus of $1,250,000, (b) granted Mr. Mahoney a non-qualified option to acquire 850,000 shares of Class A Common Stock at a price of $4.75 per share, which option was to vest in five equal annual installments, commencing May 7, 2000, (c) granted Mr. Mahoney a non-forfeitable restricted share award of 121,053 shares of Class A Common Stock, and (d) provided Mr. Mahoney certain other benefits. Because Mr. Mahoney terminated his employment without "good reason," he will forfeit the remaining four installments of the stock option and will have 90 days from the date of termination to exercise the first installment of the stock option.

   Stanley M. Koonce, Jr. Mr. Koonce has resigned his position as Executive Vice President effective April 28, 2000. Pursuant to the terms of his separation agreement, Wyndham has agreed to pay Mr. Koonce on April 28, 2000 any accrued and unpaid salary and a pro rata bonus of $43,680 for 2000. Wyndham also has agreed to (a) pay Mr. Koonce a severance payment of $890,400 over a twenty-four month period commencing April 29, 2000, subject to certain setoffs, (b) pay health insurance premiums until the earlier of twelve months or the date of his eligibility for similar coverage by a new employer, (c) provide certain out-placement services, and (d) extend to April 28, 2004 the maturity of no personal liability non-recourse promissory note in the original principal amount of $2,163,455 so long as Mr. Koonce complies with certain continuing covenants in his employment agreement.

   William W. Evans, III. Mr. Evans resigned his positions as Executive Vice President of Wyndham and President and Chief Operating Officer of Patriot effective June 30, 1999. Pursuant to the terms of his separation agreement, Wyndham and Patriot paid Mr. Evans a severance payment of $1,511,310 and an incentive bonus of $1,500,000 at the time of termination. In addition, (a) all of Mr. Evans' options to purchase 601,074 paired shares were repriced by canceling such options and issuing new, fully vested options to purchase 57,216 paired shares (now Class A Common Stock) at a purchase price of $5.1875 per paired share, which options are exercisable until June 30, 2002, and (b) agreed to a vesting schedule with respect 166,666 restricted shares previously granted to Mr. Evans pursuant to which 55,556 shares vested on June 30, 1999 and 55,555 shares shall vest on the first and second anniversaries thereof provided Mr. Evans makes himself available for certain consulting services. Mr. Evans is also allowed to participate in certain benefit plans for a year.

Report of the Compensation Committee on Executive Compensation

   This compensation committee report relates to compensation decisions made by the compensation committee of the Board of Directors. This compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Wyndham specifically incorporates this information by reference, and shall not otherwise be deemed filed under such laws.

   Objectives of Executive Compensation. Wyndham's executive compensation program is intended to attract, motivate and retain key executives who are capable of leading Wyndham effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. Wyndham uses stock options and other equity based compensation in its long-term incentive programs.

   Compensation Committee Procedures. The compensation committee establishes the general compensation policies of Wyndham and implements and monitors the compensation and incentive plans and policies of Wyndham. The Wyndham compensation committee is composed of five directors, none of whom is currently an officer or employee of Wyndham. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted.

   In setting base salary and determining annual incentive and long-term incentive awards, the compensation committee reviews recommendations by Mr. Carreker for executive officers other than himself. The compensation committee also reviews compensation levels of executive officers at other hospitality companies and real estate investment trusts with revenues comparable to those of Wyndham. Some of these companies are the same companies that comprise the Dow Jones Industry Group Lodging to which Wyndham's stock performance is compared in this proxy statement. The compensation committee believes that the compensation information for these groups is comparable since both groups contain hospitality companies of similar size and performance.

   The compensation committee also reviews data contained in published surveys on executive compensation. The compensation committee based its decisions regarding 2000 base salary and annual cash bonus amounts for the year ended December 31, 1999, in part, upon its review of such data. In general, the 2000 base salary for most executives is in the 75th percentile of the median base salary for comparable companies. The cash bonus for 1999 is generally below the median for comparable companies.

   Members of the compensation committee consult periodically by telephone prior to their meetings at which compensation decisions are made. The compensation committee exercises its independent discretion in determining the compensation of the executive officers.

   Each element of the executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

   Base Salary. Base salaries are a fixed component of total compensation and do not relate to the performance of the Company. Base salaries are determined by the compensation committee after reviewing salaries paid by hospitality companies of similar size and performance. For 2000, the average base salary increase was about 5 percent.

   Annual Incentives. Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for the annual growth and achievement of the Company and are therefore generally tied to the Company's performance. The compensation committee awards cash bonuses to those executives who meet established goals, with the amount of the award based upon each executive's base salary and the level to which such executive's performance met and exceeded the established goal. For the three top senior executives, the goal for bonus is three-fold: EBITDA targets, total return to shareholders and individual performance, except that for 1999, Messrs. Kleisner and Mahoney, who joined the Company in 1999, were awarded guaranteed bonuses pursuant to the terms of their employment agreements. With respect to Mr. Carreker, although EBITDA and shareholder return targets were not met, the compensation committee determined that a bonus of $750,000 was appropriate based on Mr. Carreker's individual performance. For executives in hotel operations, the goal for bonus is three-fold: revenue growth versus competition, EBITDA targets and individual performance. Although revenue growth goals for hotel operations for 1999 were met, with the Company keeping pace with or out-performing most of its competitors, EBITDA results were not met. In view of these mixed results, the compensation committee determined to award reduced bonuses in recognition of superior individual performances. Executives in hotel operations with the title Corporate Vice President and above who received superior ratings from their immediate superiors received average bonuses equal to 30 percent of their base salaries. For executives in corporate operations, the goal for bonus is two-fold: individual performance and achievement of key corporate objectives such as effecting the recapitalization and restructuring of the Company and developing and implementing its post-restructuring business plan. Many of the corporate objectives for 1999 were met and executives in corporate operations with the title of Senior Vice President who received superior ratings from their immediate superiors received average bonuses equal to 45 percent of their base salaries. In some instances, bonuses have been awarded pursuant to requirements in the employment agreements.

   Long-term Incentives. Long-term incentives are provided through the grant of restricted stock awards and stock options. These grants are designed to align executives' interests with the long-term goals of the Company and the interests of the Company's stockholders and encourage high levels of stock ownership among executives. The Company has a broad-based stock option award program that is granted annually to generally all employees with the title "General Manager" and up. These annual option grants vest over three years. New executives are eligible to receive a one-time initial option grant that vests over four years. In addition, executives who are marked as high potential and key to the long-term growth of the Company may receive a Chairman's award which entitles them to receive a special option award that vests over five years. Both the one-time initial option grants and the Chairman's awards are more generous in size than the annual option grants. Executives who are parties to employment agreements and other selected executives may receive restricted stock grants that vest over four years. It is intended that only a select group of executives will receive restricted stock grants.

   Compensation of Chief Executive Officer. The compensation committee set Mr. Carreker's base salary for the year ended December 31, 1999 at or around the median base salary for chief executive officers of comparable companies. Mr. Carreker's 1999 base salary was $600,000.

   Mr. Carreker was awarded a bonus of $750,000 for 1999 in recognition of his individual performance in leading the Company through a difficult transition year associated with the restructuring.

   In connection with entering into a new employment agreement with Mr. Carreker in August 1999, the Company granted Mr. Carreker an option to purchase 1.3 million shares of Class A Common Stock at $5.00 per share, which option vests in equal annual installments over a five year period. Factors considered by the compensation committee in determining the stock option grant were the desire to maintain an equity position for Mr. Carreker comparable to that of other chief executive officers in comparable companies and the desire to ensure Mr. Carreker's continued employment with the Company.

   The compensation committee of Old Wyndham considered that it was very important to keep the top executives focused on facilitating a strategic transaction or investment that would be in the best interests of the stockholders. Towards this end, the compensation committee of Old Wyndham engaged a compensation consultant to assist them in designing a special retention and incentive plan for the top executives that would motivate the executives to support the best possible transactions for Old Wyndham and that would be fair and reasonable to stockholders. The consultant advised the compensation committee of Old Wyndham that market practice would support the adoption of a special retention plan for those selected executives whose continued employment and active role in supporting a strategic transaction was critical. After careful review of the compensation consultant's report and consultation with counsel, the compensation committee of Old Wyndham approved a special retention plan. Payments would be made under the special retention plan upon the execution of, and in some instances, the closing of a strategic transaction. The compensation committee of Old Wyndham considered the agreement with the Investors pursuant to which the Investors agreed to purchase the Series B Preferred Stock to be a strategic transaction that would entitle executives to receive payments under the special retention plan. Pursuant to the special retention plan, in February, 1999, Mr. Carreker received a paired share award in the amount of 216,666 shares. The first installment of 72,222 paired shares was paid on June 30, 1999 upon the closing of the restructuring of Wyndham, and 72,222 Class A Common Shares will become payable on each of the first and second anniversaries thereof. No other Wyndham executive received an award under the special retention plan. Also on February 19, 1999, the Company awarded Mr. Carreker a restricted share award of 200,000 paired shares. The restrictions on these shares lapse on each anniversary commencing January 1, 2000 at the following rates: year 1: 40%, year 2: 30% and year 3: 30%.

   Tax Considerations. The compensation committee's executive compensation strategy is designed to be cost- and tax-effective. Therefore, the compensation committee's policies are, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to the named executive officers pursuant to Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements which they deem to be in the best interests of Wyndham and its stockholders, but which may not always qualify for full tax deductibility.

   Submitted by the Compensation Committee

        Leonard Boxer
        Stephen T. Clark
        Mark J. Rowan
        Scott A. Schoen
        Sherwood M. Weiser

                            STOCK PERFORMANCE GRAPH

   The following graph provides a comparison of the cumulative total stockholder return assuming $100 was invested at September 27, 1995, the date Patriot completed its initial public offering, assuming reinvestment of any dividends, of the paired shares (and after June 30, 1999, the Class A Common Stock), the Dow Jones Industry Group Lodging, the Standard & Poor's 500 Index and the National Association of Real Estate Investment Trusts Total Return Equity Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                              [PERFORMANCE GRAPH]



                          9/27/95 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
                          ------- -------- -------- -------- -------- --------
Wyndham International,
 Inc.....................  $100     $215     $192     $267     $ 58     $ 31
Dow Jones Industry Group
 Lodging.................  $100     $ 99     $152     $162     $111     $103
S&P 500 Index............  $100     $106     $130     $174     $224     $271
NAREIT Equity REIT Total
 Return Index............  $100     $104     $141     $169     $140     $133

   In the Company's 1999 proxy statement, the cumulative total return of the paired shares was compared to that of the stock of companies in the S&P 500 Index and the NAREIT Total Return Equity Index. Because the Company is no longer a REIT, the Company believes it is more appropriate to compare the performance of the Company's Class A Common Stock to the Dow Jones Industry Group Lodging than to the NAREIT Total Return Equity Index. Consequently, in subsequent years management intends to compare the performance of the Class A Common Stock only to that of the S&P 500 Index and the Dow Jones Industry Group Lodging.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

   Except as otherwise noted, the following table sets forth certain information as of March 1, 2000 as to the security ownership of those persons owning of record or known to Wyndham to be the beneficial owner of more than five percent of the Class A Common Stock or the Series B Preferred Stock, each of the directors of Wyndham, director nominees and the executive officers of Wyndham, and all directors and executive officers of Wyndham as a group. All share ownership amounts have been adjusted to give effect to a dividend on the Series B Preferred Stock that was paid on March 31, 2000 in additional shares of Series B Preferred Stock. So far as is known to the Company, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names unless otherwise indicated. In accordance with applicable SEC rules, shares issuable within 60 days upon exercise of options, conversion of convertible securities or vesting of restricted stock awards are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Each share of Series B Preferred Stock is convertible into 11.6414 shares of Class A Common Stock.

                                                      Series B Preferred
                           Class A Common Stock              Stock
                           ------------------------ ---------------------------
                            Number of      Percent    Number of        Percent
     Beneficial Owner        Shares        of Class     Shares         of Class
     ----------------      -----------     -------- --------------     --------
Karim Alibhai.............   3,871,396(1)     2.3%
Leslie V. Bentley.........     611,655(2)       *
Leon D. Black.............         -- (3)       0
Leonard Boxer.............     109,117(4)       *
Norman Brownstein.........     175,000          *
James D. Carreker.........   2,275,883(5)     1.4%
Stephen T. Clark..........      10,374          *
Milton Fine...............   3,188,255(6)     1.9%
Paul Fribourg.............          --          0
Susan T. Groenteman.......      28,152(7)       *
Fred J. Kleisner..........      30,000          *
Stanley M. Koonce, Jr.....     707,857(8)       *
Thomas H. Lee.............          --          0              -- (9)       0
Alan M. Leventhal.........          --          0              -- (10)      0
William L. Mack...........     350,784(11)      *
Richard L. Mahoney........     310,000(12)      *
Carla S. Moreland.........     136,496(13)      *
Lee S. Neibart............       4,672(14)      *
Paul A. Nussbaum..........   2,109,921(15)    1.3%
Anne L. Raymond...........     703,577(16)      *
Marc J. Rowan.............          --          0
Rolf E. Ruhfus............   1,871,271(17)    1.1%
Scott A. Schoen...........          --          0              -- (18)      0
Scott M. Sperling.........          --          0              -- (19)      0
Sherwood M. Weiser........     704,539(20)      *
All directors and
 executive officers as a
 group....................  17,198,949       10.3%
Southeastern Asset
 Management, Inc. and
 Longleaf Partners Small-
 Cap Fund.................  15,450,400(21)    9.2%              --         --
Investors................. 121,845,181       42.1%  10,466,539.715(22)  100.0%
 Apollo Investors.........  56,353,525       25.1%   4,840,785.919(23)   46.3%
 Beacon Investors.........  18,276,814        9.8%   1,569,984.203(24)   15.0%
 THL Investors............  36,675,275       17.9%   3,150,417.919(25)   30.1%
 Chase Equity Associates,
  L.P.....................   3,046,130        1.8%     261,663.519(26)    2.5%
 CMS Investors............     889,453          *       76,404.325(27)      *
 CKE Investors............     121,839          *       10,465.992(28)      *
 PW Hotel I, LLC and
  PaineWebber Capital,
  Inc.....................   3,046,130        1.8%     261,663.519(29)    2.5%
 Guayacan Investors.......     121,839          *       10,465.922(30)      *
 Strategic Real Estate
  Investors...............   3,046,130        1.8%     261,663.519(31)    2.5%
 The Bonnybrook Trust, The
  Franklin Trust and The
  Dartmouth Trust.........     268,046          *       23,025.028(32)      *

--------
*  Less than 1%.
(1) Includes options to purchase 100,000 shares of Class A Common Stock granted to Mr. Alibhai which are currently exercisable. The number of shares beneficially held by Mr. Alibhai includes an aggregate 19,898 shares beneficially owned by Gencom Executive Plan, Inc. Mr. Alibhai disclaims beneficial ownership of these shares, except to the extent of his ownership interest in such corporation.
(2) Includes options to purchase 137,722 shares of Class A Common Stock granted to Mr. Bentley which are currently exercisable or will be exercisable within 60 days of the date of this Proxy Statement.
(3) Does not include shares held by family trusts over which Mr. Black does not serve as trustee or by other family members (collectively, the "Family Trusts") or the Apollo Investors, as described in note 23 below. Mr. Black disclaims beneficial ownership of all securities held by the Family Trusts and the Apollo Investors.
(4) Includes options to purchase 42,933 shares of Class A Common Stock granted to Mr. Boxer which are currently exercisable.
(5) Includes options to purchase 338,048 shares of Class A Common Stock granted to Mr. Carreker which are currently exercisable or will be exercisable within 60 days of the date of this Proxy Statement. The number of shares beneficially held by Mr. Carreker includes 99,605 shares beneficially owned by the Carreker Descendants Trust, of which Mr. Carreker is trustee, for the benefit of certain family members and 154,773 shares beneficially owned by Wyndham Hotel Management Corporation, of which Mr. Carreker is President and a shareholder.
(6) Includes 1,164,604 shares beneficially owned by the Milton Fine 1997 Charitable Remainder Unitrust; 1,159,619 shares beneficially owned by the Milton Fine 1998 Charitable Remainder Unitrust; 740,597 shares beneficially owned by the Milton Fine Grantor Annuity Trust; and 46,507 shares beneficially owned by IHC#1018 and IHC Associates Corp., two corporations that are 100% owned by Mr. Fine.
(7) Includes options to purchase 10,733 shares of Class A Common Stock granted to Ms. Groeteman which are currently exercisable.
(8) Includes options to purchase 127,722 shares of Class A Common Stock granted to Mr. Koonce which are currently exercisable or will be exercisable within 60 days of the date of this Proxy Statement.
(9) Does not include shares held by family trusts and shares held by THL Equity Fund, THL Foreign Fund, THL Foreign Fund B, THL Charitable and AIFTHL PAH LLC, as described in note 25 below. Mr. Lee disclaims beneficial ownership of all such securities.
(10) Does not include shares held by the Beacon Investors, as described in note 24 below. Mr. Leventhal disclaims beneficial ownership of all securities held by such entities.
(11) Does not include shares held by family trusts over which Mr. Mack does not serve as trustee or by other family members (collectively, the "Family Trusts") or shares held by the Apollo Investors, as described in note 23 below. Mr. Mack disclaims beneficial ownership of all securities held by the Family Trusts and the Apollo Investors.
(12) Includes options to purchase 170,000 shares of Class A Common Stock granted to Mr. Mahoney which will be exercisable within 60 days of the date of this Proxy Statement.
(13) Includes options to purchase 122,405 shares of Class A Common Stock granted to Ms. Moreland which are currently exercisable or will be exercisable within 60 days of the date of this Proxy Statement.
(14) Does not include shares held by the Apollo Investors, as described in note 23 below. Mr. Neibart disclaims beneficial ownership of all securities held by the Apollo Investors.
(15) Includes options to purchase 1,154,448 shares of Class A Common Stock granted to Mr. Nussbaum which are currently exercisable. The number of shares beneficially owned by Mr. Nussbaum includes 237,487 shares held by PANCO Services, Inc. and 89,445 shares held by SEP fbo Paul A. Nussbaum.
(16) Includes options to purchase 98,270 shares of Class A Common Stock granted issued to Ms. Raymond which are currently exercisable or will be exercisable within 60 days of the date of this Proxy Statement.
(17) Includes 74,953 shares held by Hotel Growth Partners, L.P.

(18) Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 25 below.
(19) Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 25 below.
(20) Includes options to purchase 21,467 shares of Class A Common Stock granted to Mr. Weiser which are currently exercisable. The number of shares beneficially held by Mr. Weiser includes 254 shares and 3,460 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW WLT, LLC and 23,604 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by Mr. Weiser individually.
(21) Based on Schedule 13G filed on February 11, 2000 by Southeastern Asset Management, Inc. ("Southeastern"), Longleaf Partners Small-Cap Fund ("Longleaf") and O. Mason Hawkins, each of whose address is 6410 Poplar Ave., Suite 900, Memphis, Tennessee 38119. According to the Schedule 13G, Southeastern is a registered investment advisor and all such shares are owned legally by its investment advisory clients and none are owned directly or indirectly by Southeastern. Longleaf is an open-end management investment company managed by Southeastern. According to the
     Schedule 13G, Southeastern and Longleaf share voting and dispositive power with respect to such shares. Mr. Hawkins is the Chairman of the Board and CEO of Southeastern.
(22) All of the Investors are parties to a Stockholders' Agreement dated as of June 29, 1999, pursuant to which each of (i) Apollo Management IV, L.P. and Apollo Real Estate IV, L.P., and (ii) THL Equity Advisors IV, LLC (collectively, the "Lead Stockholders") have the right, for so long as the Investors are entitled to designate eight Class B directors, to designate four directors to the Board. At such time as the Investors are entitled to designate fewer than eight Class B directors, the right to designate will be allocated between the Lead Stockholders based on a formula. For so long as the Stockholders' Agreement is in effect, each Investor has agreed to vote its shares of Class A Common Stock and Series B Preferred Stock in favor of the director nominees of the Lead Stockholders. Pursuant to the Stockholders' Agreement, the Investors have also agreed to certain restrictions on the transfer of their shares of Series B Preferred Stock. By virtue of the Stockholders' Agreement and the relationships among the Investors, the Investors may be deemed to constitute a "group" within the meaning of Rule 13d-5(b) under the Exchange Act. As a member of a group, each Reporting Person may be deemed to share voting and dispositive power with respect to, and therefore beneficially own, the shares beneficially owned by the members of the group as a whole. Each person or entity who has filed a Schedule 13D with respect to the shares expressly disclaims beneficial ownership of shares held by any other Investors and of shares held individually by certain directors or executive officers of certain Investors.
(23) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity being indicated): Apollo Investment Fund IV, L.P. ("Apollo Investment IV"), 2,533,148.400 shares; Apollo Overseas Partners IV, L.P. ("Apollo Overseas"), 135,825.426 shares; Apollo Advisors IV, L.P. ("Apollo
     Advisors IV); Apollo Management IV, L.P. ("Apollo Management IV"); Apollo Real Estate Investment Fund IV, L.P. ("Apollo Real Estate IV), 1,334,486.522 shares; Apollo Real Estate Advisors IV, L.P. ("Apollo Real Estate Advisors IV"); and AIF/THL PAH LLC ("AIFTHL"), 837,325.321 shares. Apollo Advisors IV is the general partner of Apollo Investment IV and Apollo Overseas. Apollo Management IV is the day-to-day manager of Apollo Investment and Apollo Overseas. Apollo Real Estate Advisors IV is the general partner of Apollo Real Estate IV and an affiliate of Apollo Management IV. Apollo Management IV and THL Equity Advisors IV, LLC ("THL Advisors") serve as the managers of AIFTHL. They share voting and dispositive power with respect to 31.25% of the securities held by AIFTHL and Apollo Management IV has the sole right to direct the voting and disposition of the remaining securities held by AIFTHL. By virtue of the relationships among the Apollo Investors, each of the Apollo Investors may be deemed to share voting and dispositive power with respect to the shares directly beneficially owned by the Apollo Investors. The address of each of the foregoing Apollo Investors is c/o Apollo Advisors IV, L.P., Two Manhattanville Road, Purchase, New York 10577. Messrs. Black, Mack and Neibart are founding principals of Apollo Real Estate Advisors IV, and Mr. Black is also a founding principal of Apollo Advisors IV.
     Each of Messrs. Black, Mack and Neibart expressly disclaims beneficial ownership of the shares held by the Apollo Investors. The foregoing information is based on the Schedule 13D filed by the Apollo Investors on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(24) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity being indicated): Beacon Capital Partners, L.P. ("Beacon LP"), 216,342.837 shares; BCP Voting Inc. ("BCP Voting"), as voting trustee for the Beacon Capital Partners Voting Trust, 1,105,072.574 shares; Beacon Capital Partners, Inc. ("Beacon"); and Beacon Lodging, Inc. ("Beacon Lodging"), 248,568.792 shares. Beacon is the general partner of Beacon LP. BCP
     Voting is a wholly-owned subsidiary of Beacon. Beacon may be deemed the beneficial owner of the shares held by Beacon LP, BCP Voting and Beacon Lodging. Each of Beacon LP, BCP Voting and Beacon Lodging has shared voting and shared dispositive power with respect to the shares directly owned by it, and Beacon has shared voting and shared dispositive power with respect to the shares beneficially owned by it. Mr. Leventhal is Chairman of the Board and Chief Executive Officer of Beacon and Messrs. Sperling and Clark are directors of Beacon and BCP Voting. The address of Beacon LP, BCP Voting, Beacon and Beacon Lodging is c/o Beacon Capital Partners Inc., 1 Federal Street, 26th Floor, Boston, Massachusetts 02110. The foregoing information is based on the Schedule 13D filed by the Beacon Investors on July 13, 1999, as amended by Amendment No. 1 thereto filed on December 17, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(25) Consists of the following entities and persons (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity or person being indicated): Thomas H. Lee Equity Fund IV, L.P. ("THL Equity Fund"), 2,668,322.657 shares; Thomas H. Lee Foreign Fund IV, L.P. ("THL Foreign Fund"), 92,239.052 shares; Thomas H. Lee Foreign Fund IV-B, L.P. ("THL Foreign Fund B"), 259,155.688 shares; THL Equity Advisors IV, LLC ("THL Advisors"); Thomas H. Lee Charitable Investment Limited Partnership ("THL Charitable"), 17,349.556 shares; Thomas H. Lee; and the following parties (the "Affiliate Purchasers") who are employed by or affiliated with employees of Thomas H. Lee Company: State Street Bank & Trust
     Company as Trustee of the 1997 Thomas H. Lee Nominee Trust, 40,509.399 shares; David V. Harkins, 9,332.886 shares; The 1995 Harkins Gift Trust, 1,045.561 shares; Scott A Schoen, 7,783.065 shares; C. Hunter Boll, 7,783.065 shares; Sperling Family Limited Partnership, 7,783.065 shares; Anthony J. DiNovi, 7,783.065 shares; Thomas M. Hagerty, 7,783.065 shares; Warren C. Smith, Jr., 7,361.135 shares; Smith Family Limited Partnership,
     421.930 shares; Seth W. Lawry, 3,242.686 shares; Kent R. Weldon,
     2,166.249 shares; Terrence M. Mullen, 1,725.796 shares; Todd M. Abbrecht, 1,725.796 shares; Charles A. Brizius, 1,297.692 shares; Scott Jaeckel,
     488.821 shares; Soren Oberg, 488.821 shares; Thomas R. Shepherd, 911.779 shares; Joseph J. Incandela, 455.889 shares; Wendy L. Masler, 208.906 shares; Andrew D. Flaster, 208.906 shares; Robert Schiff Lee 1988 Irrevocable Trust, 784.171 shares; Stephen Zachary Lee, 784.171 shares; Charles W. Robins as Custodian for Jesse Lee, 522.780 shares; Charles W. Robins, 208.906 shares; James Westra, 208.906 shares; Adam A. Abramson,
     130.695 shares; Joanne M. Ramos, 73.065 shares; and Wm. Matthew Kelley,
     130.695 shares. The address of each of THL Equity Fund, THL Foreign Fund, THL Foreign Fund B, THL Advisors, THL Charitable and Thomas H. Lee is c/o Thomas H. Lee Company, 75 State Street, Suite 2600, Boston, Massachusetts 02109. Information with respect to AIFTHL is set forth in note 23 above. THL Advisors is the general partner of THL Equity Fund, THL Foreign Fund and THL Foreign Fund B. Thomas H. Lee is the general partner of THL Charitable and the Managing Member of THL Advisors. Each of THL Equity Fund, THL Foreign Fund, THL Foreign Fund B, THL Charitable and the Affiliate Purchasers has shared voting and shared dispositive power with respect to the shares held directly by such entity or person. In addition, Mr. David V. Harkins may be deemed to share voting and dispositive power over the shares held by the Harkins Gift Trust. The filing of the Schedule 13D is not an admission that Mr. Harkins is the beneficial owner of such shares. Mr. Warren C. Smith, Jr. may be deemed to share voting and dispositive power over the shares held by the Smith Family Limited Partnership. The filing of the Schedule 13D is not an admission that Mr. Smith is the beneficial owner of such shares. AIFTHL has shared voting and shared dispositive power with respect to the shares it directly owns. THL Advisors may be deemed to share voting and dispositive power with respect to the shares owned directly by Equity Fund, Foreign Fund and Foreign Fund B, and to share voting and dispositive power with respect to 2,910,361 of the shares directly owned by AIFTHL. The filing of the Schedule 13D is not an admission that THL Advisors is the beneficial owner of any such shares. Mr. Thomas H. Lee may be deemed to share voting and dispositive power with respect to the shares beneficially owned by THL Advisors and Charitable Investment. The filing of the Schedule 13D is not an admission that Mr. Lee is the beneficial owner of any such shares. Each of the foregoing entities and persons expressly disclaims beneficial ownership of shares held by any other Investors or of shares held individually by certain directors or executive officers of certain of the Investors. The foregoing information is based on the Schedule 13D filed by the THL Investors on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(26) Based on Schedule 13D filed by Chase Equity Associates, L.P. on July 13, 1999, as amended by Amendment No. 1 thereto filed on February 14, 2000 (with share amount adjusted to reflect subsequent stock dividends). The address of Chase Equity Associates, L.P. is c/o Chase Capital Partners, 380 Madison Avenue, 12th Floor, New York, New York 10017.
(27) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity indicated):
     CMS Co-Investment Subpartnership, 73,893.328 shares; CMS Diversified Partners, L.P. ("CMS Diversified"), 2,510.997 shares; CMS Co-Investment Partners, L.P. ("CMS Co-Investment"); CMS Co-Investment Partners I-Q,
     L.P. ("CMS Co-Investment I-Q"); CMS Co-Investment Associates, L.P. ("CMS Associates"); CMS 1997 Investment Partners, L.P. ("CMS 1997"); CMS/DP Associates, L.P. ("CMS/DP"); MSPS Co-Investment, Inc. ("MSPS Co-Investment"); CMS 1997, Inc.; MSPS/DP, Inc. ("MSPS/DP"); and CMS 1995, Inc. CMS Co-Investment Subpartnership is a general partnership whose partners are CMS Co-Investment Partners and CMS Co-Investment Partners I-
     Q. CMS Associates and CMS 1997 serve as the general partners of CMS Co-Investment Partners and CMS Co-Investment Partners I-Q. The sole general partner of CMS Associates is MSPS Co-Investment and the sole general partner of CMS 1997 is CMS 1997, Inc. The address of each of the foregoing entities is c/o CMS Affiliated Partnerships, Two Bala Plaza,
     333 City Line Avenue, Suite 300, Bala Cynwyd, Pennsylvania 19004. CMS Co-Investment Subpartnership has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Co-Investment Subpartnership, CMS Co-Investment, CMS Co-Investment I-Q, CMS Associates and CMS 1997 may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Diversified. CMS Diversified has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Diversified, CMS/DP and CMS 1997 may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Co-Investment Subpartnership. The foregoing information is based on the Schedule 13D filed by the CMS Investors on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(28) Consists of the following entities and persons (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity or person indicated): CKE Associates LLC ("CKE"), 10,465.992 shares; The Ovitz Family Limited Partnership ("OFLP"); The Michael and Judy Ovitz Revocable Trust (the "Ovitz Trust"); and Michael S. Ovitz. OFLP is the managing member of CKE and the Ovitz Trust is the general partner of OFLP. Mr. Ovitz and his wife, Judy L. Ovitz, serve as the trustees of the Ovitz Trust. CKE has shared voting and dispositive power with respect to the shares directly owned by it and each of OFLP, the Ovitz Trust and Mr. Ovitz may be deemed to share voting and dispositive power with respect to such shares. The address of each of the foregoing is c/o Dreyer, Edmonds
     & Associates, 335 South Grand Avenue, Suite 4150, Los Angeles, California 90071. The foregoing is based on the Schedule 13D filed by the CKE Investors on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(29) Based on the Schedule 13D filed on July 12, 1999 by PW Hotel I, LLC ("PW Hotel") and PaineWebber Capital, Inc. ("PW") (with share amounts adjusted to reflect subsequent stock dividends), each of whose address is 1285 Avenue of the Americas, New York, New York 10019. PW Hotel has direct beneficial ownership of 261,663.519 shares of Series B Preferred Stock.
     PW is the managing member of PW Hotel. PW and PW Hotel share voting and dispositive power with respect to such shares.
(30) Consists of the following entities and persons (with the number of shares of Series B Preferred Stock directly owned by such entity or person being indicated): Guayacan Private Equity Fund Limited

     Partnership ("GPEF"), 10,465.922 shares; Advent-Morro Equity Partners, Inc. ("AMEP"); Venture Management, Inc. ("VMI") and Cyril L. Meduna. The general partner of GPEF is AMEP, which is controlled by VMI, which in turn is wholly-owned by Mr. Meduna. By virtue of the relationship among these parties, each may be deemed to share beneficial ownership of the shares owned by GPEF. The address of each of the foregoing entities and persons is c/o Advent-Morro Partners, Banco Popular Building, Suite 903, 206 Calle Tetuan, San Juan, PR 00902. The foregoing information is based on the
     Schedule 13D filed by the Guayacan Investors on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(31) Consists of the following entities (with the number of shares of Series B Preferred Stock directly beneficially owned by such entity being indicated): Strategic Real Estate Investments I, L.L.C. ("Strategic"), 261,663.519 shares; Lend Lease Real Estate Investments, Inc. ("Lend Lease"); and Rosen Consulting Group, Inc. ("Rosen"). The address of Strategic and Rosen is 1995 University Avenue, Suite 550, Berkeley, California 94704, and the address of Lend Lease is 3424 Peachtree Road, Suite 800, Atlanta, Georgia 30326. Strategic has shared voting and dispositive power with respect to the shares directly owned by it. Each of the foregoing entities expressly disclaims beneficial ownership of any shares not held directly by such Investor. The foregoing share amount does not include 1,096,799 shares of Class A Common Stock that are managed by Lend Lease Rosen Real Estate Securities, Inc. for its clients. Mr. Kenneth T. Rosen, a Manager of Strategic, is also Chief Executive Officer of Lend Lease Rosen Real Estate Securities, Inc. The foregoing information is based on the Schedule 13D filed by the Strategic Real
     Estate Investors on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(32) Based on the Schedule 13D filed on July 14, 1999 by The Bonnybrook Trust ("Bonnybrook"), The Franklin Trust ("Franklin") and The Dartmouth Trust ("Dartmouth") (with share amounts adjusted to reflect subsequent stock dividends). Bonnybrook is the direct beneficial owner of 7,326.145 shares of Series B Preferred Stock; Franklin is the direct beneficial owner of 5,232.961 shares of Series B Preferred Stock; and Dartmouth is the direct beneficial owner of 10,465.922 shares of Series B Preferred Stock. The address of each of Bonnybrook, Dartmouth and Franklin is c/o The Beacon Companies, 2 Oliver Street, Boston, Massachusetts 02110. Alan M.
     Leventhal, a director of Wyndham, is a trustee of each of Bonnybrook, Franklin and Dartmouth.

   Effective June 30, 1999, Wyndham consummated a restructuring that included the purchase of Series B Preferred Stock by the Investors. As of the Record Date, there were 10,288,477.066 shares of Series B Preferred Stock outstanding. The Investors are entitled to vote the Series B Preferred Stock on all matters voted on by the holders of Wyndham's capital stock, except that special rules apply in the case of the election of directors as described elsewhere in this proxy statement. Each share of Series B Preferred Stock held by the Investors entitles the holder to cast the same number of votes as the holder would have been able to cast if its shares were converted into Wyndham Class B Common Stock. On this "as converted" basis, the Investors held as of the Record Date approximately 42% of the voting power of Wyndham's capital stock. Because a portion of the dividends paid to the Investors on their Series B Preferred Stock is paid in additional shares of Series B Preferred Stock, assuming Wyndham issues no other voting shares, the "as converted" voting power of the Investors would rise to approximately 52% by June 30, 2005.

                                   PROPOSAL 2

                          AMENDMENT TO INCENTIVE PLAN

   The Board of Directors recommends that the stockholders approve an amendment to the Incentive Plan to increase the total number of shares available for issuance pursuant to awards made under the Incentive Plan (the "Proposed Amendment").

Proposed Amendment

   The Incentive Plan currently provides that the aggregate number of shares of Class A Common Stock available for grants of awards under the Plan shall be the sum of (i) 3,000,000 shares, plus (ii) as of the beginning of each calendar quarter, beginning with October 1, 1997, 10% of any net increase since the beginning of the preceding calendar quarter in the total number of paired shares (and after June 29, 1999, shares of Class A Common Stock) actually outstanding (assuming all units of partnership interest in the Company's two operating partnerships that are subject to redemption are converted into shares of Class A Common Stock), reduced by (iii) the aggregate number of shares of Class A Common Stock subject to awards under the Incentive Plan. As of April 20, 2000, 19,026,305 shares of Class A Common Stock were subject to outstanding awards under the Incentive Plan, leaving as of such date only 918,401 shares of Class A Common Stock available for future awards under the Incentive Plan. In addition, on March 27, 2000, the Board of Directors approved an additional 592,100 options that have not yet been awarded.

   The Board of Directors believes that the Incentive Plan has been worthwhile in attracting and retaining employees and promoting their ownership interests in the Company. The Board of Directors believes that the number of shares available for future awards under the Incentive Plan is not sufficient to enable the Company to continue to make grants under the Incentive Plan at levels that the Board of Directors has determined is appropriate. Accordingly, on March 27, 2000, the Board of Directors, acting on the recommendation of its Compensation Committee, adopted the Proposed Amendment to the Incentive Plan, subject to the approval by the stockholders, to increase the number of shares of Class A Common Stock available for issuance pursuant to awards made under the Incentive Plan to an amount equal to 7.5% of the outstanding Class A Common Stock determined on a fully diluted basis. For purposes of the Proposed Amendment, "fully diluted basis" means the assumed conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, the assumed exercise of all outstanding stock options and the assumed conversion of all units of partnership interest in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. that are subject to redemption. As of April 20, 2000, 23,357,325 shares would constitute 7.5% of the outstanding shares of Class A Common Stock determined on a fully diluted basis. Since awards relating to 19,026,305 shares are currently outstanding, 4,331,020 shares of Class A Common Stock would, as of April 20, 2000, be available for future awards under the Incentive Plan if the Proposed Amendment is approved.

      The Board of Directors recommends that the stockholders vote "FOR" the
                              Proposed Amendment.

Summary of the Incentive Plan

   The Incentive Plan, as adopted by the Board of Directors, was approved by the Company's stockholders on November 5, 1997. On June 29, 1999, the Incentive Plan was amended and restated in connection with the restructuring of the Company to reflect, among other things, that awards under the Incentive Plan shall relate to the Class A Common Stock. The purpose of the Incentive Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants) of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The material terms of the Incentive Plan are summarized below. The summary is qualified in its entirety by the full text of the Incentive Plan. Any capitalized terms used herein but not defined shall have the meanings ascribed to them in the Incentive Plan.

   Plan Administration; Eligibility. The Incentive Plan is administered by the Compensation Committee. All members of the Compensation Committee must be "non-employee directors" as that term is defined under the rules promulgated by the SEC and "outside directors" as defined in Section 162(m) of the Code and the regulations promulgated thereunder.

   The Compensation Committee has the full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms of each award, subject to the provisions of the Incentive Plan. Persons eligible to participate in the Incentive Plan are generally those employees and consultants of the Company and its subsidiaries whose efforts contribute to the performance or success of the Company and its subsidiaries, as selected from time to time by the Compensation Committee. Non-employee directors of the Company are also eligible for awards under the Incentive Plan. Each award granted under the Incentive Plan will be evidenced by a written agreement containing such provisions not inconsistent with the Incentive Plan as the Compensation Committee shall approve.

   Available Shares. Under the Incentive Plan, the aggregate number of shares of Class A Common Stock available for grants of awards shall (subject to adjustment in the event of a stock split, stock dividend or other change in capitalization) be the sum of (i) 3,000,000 shares plus (ii) as of the beginning of each calendar quarter, beginning with October 1, 1997, 10 percent of any net increase since the beginning of the preceding calendar quarter in the total number of shares of Class A Common Stock actually outstanding (assuming all units of partnership interest in the Company's two operating partnerships that are subject to redemption are converted into shares of Class A Common Stock), reduced by (iii) the aggregate number of shares of Class A Common Stock subject to awards under the Incentive Plan.

   The maximum number of shares of Class A Common Stock with respect to which awards may be granted to any person under the Incentive Plan in any calendar year is 1,500,000 shares of Class A Common Stock and the maximum number of shares of Class A Common Stock (subject to adjustment in the event of a stock split, stock dividend or certain other changes in capitalization) for which Share Awards, Deferred Unit Awards and Restricted Unit Awards may be granted under the Incentive Plan may not exceed 40 percent of the shares of Class A Common Stock issuable under the Incentive Plan.

   Options. The option exercise price of each Option will be determined by the Compensation Committee, but may not be less than 100 percent of the fair market value of the shares on the date of grant. The Option price may not be reduced after the date of grant, except in the case of stock split, stock dividend or certain other changes in capitalization or events which, in the judgment of the Compensation Committee, necessitates such action. The foregoing does not prohibit the Compensation Committee from authorizing the exchange of outstanding Options for new Options for fewer shares at a reduced exercise price so long as the exchange is made on a comparable value basis (as determined under a generally recognizable option pricing model).

   The term of each Option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each Option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which Options may be exercised. Options may be made exercisable in installments, and the exercisability of Options may be accelerated by the Compensation Committee in connection with the death, disability or other termination of a participant.

   Upon exercise of an Option, the Option exercise price must be paid in full either in cash or in the form of a cash equivalent acceptable to the Compensation Committee or, if the Compensation Committee so permits, by delivery of shares of Class A Common Stock already owned by the optionee or by means of a promissory note. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

   The Compensation Committee, in its discretion, may grant Options to Independent Directors and such grants may vary among individual Independent Directors.

   Share Awards. The Compensation Committee may also grant Share Awards consisting of shares of Class A Common Stock awarded to a participant as incentive compensation or in lieu of current cash compensation. Such Share Awards are free of any vesting restrictions.

   Restricted Unit Awards. The Compensation Committee may also grant Restricted Unit Awards to eligible participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions, which will be specified in the agreement relating to such Restricted Unit Award, may include the satisfaction of a vesting restriction period or the achievement of certain performance objectives or continued employment with the Company through a specified restricted period. These performance objectives may include, among others, return on equity, funds from operations, cash available for distribution, earnings per share, return on assets or capital, or increase in fair market value of shares of Class A Common Stock. The Restricted Units have no voting rights. The purchase price, if any, of Restricted Unit Awards will be determined by the Compensation Committee. If the performance objectives and other restrictions are not attained, the participants may forfeit their Restricted Unit Awards. If the restrictions are attained, the participants will be entitled to receive shares of Class A Common Stock. The recipient of Restricted Unit Awards will not have rights as a stockholder until the Restricted Unit Awards are earned and settled by the issuance of shares of Class A Common Stock.

   Deferred Unit Awards. Subject to the approval of the Compensation Committee, an eligible participant may, pursuant to an advance written election, receive all or a portion of his compensation in Deferred Units. These Deferred Units would have the same fair market value as shares of Class A Common Stock on the date immediately prior to the date the compensation would otherwise be paid. The terms and conditions of the deferral are as agreed upon by the participant and the Compensation Committee and set forth in an agreement. Deferred Unit Awards are settled in one or more installments of shares of Class A Common Stock and the cash equivalent of any fractional share. The recipient of Deferred Units will not have rights as a stockholder until the Deferred Units are settled by the issuance of shares of Class A Common Stock.

   Dividend Equivalent Rights. The Compensation Committee may grant Dividend Equivalent Rights, which entitle the recipient to receive credits for cash dividends that would have been paid if the recipient had held specified shares of Class A Common Stock. Dividend Equivalent Rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the Incentive Plan may be paid currently or may be deemed to be reinvested in additional shares of Class A Common Stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash, shares of Class A Common Stock, or a combination thereof, in a single installment or installments, as specified in the award. The recipient of an award of Dividend Equivalent Rights will not have any rights as a stockholder until the Dividend Equivalent Rights are earned and settled by the issuance of shares of Class A Common Stock.

   Adjustments Upon Change in Shares of Class A Common Stock. The Compensation Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock split-ups and similar events or if there occurs any event which, in the judgment of the Compensation Committee, necessitates such action. In the event of a merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Class A Common Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity, or in the event of liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) or (ii) provide that all Awards will terminate immediately prior to the consummation of such transaction. If Awards are terminated, all Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Compensation Committee in its sole discretion after taking into account the consideration payable per share of Class A Common Stock pursuant to the business combination (the "Merger Price") and all Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Merger Price times the number of shares of Class A Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options; provided, however, that each participant shall be permitted, within a specified period determined by the Compensation Committee prior to the consummation of the transaction, to exercise all outstanding Options, including those that are not then exercisable, subject to the consummation of the transaction.

   Amendments and Termination. The Board of Directors may amend or terminate the Incentive Plan from time to time. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, amendments to the Incentive Plan shall be subject to approval by the stockholders if (i) the amendment increases the aggregate number of shares of Class A Common Stock that may be issued under the Incentive Plan, (ii) the amendment changes the class of individuals eligible to become participants, or (iii) the amendment materially increases the benefits that may be provided under the Incentive Plan.

Tax Aspects Under the U.S. Internal Revenue Code

   The following is a brief summary of the principal federal income tax consequences of awards made under the Incentive Plan. It does not describe all federal tax consequences under the Incentive Plan, nor does it describe state or local tax consequences.

   Options. No taxable income would generally be realized by a participant upon the grant of an Option. Upon the exercise of the Option, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Class A Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount. Upon subsequent disposition of the shares of Class A Common Stock, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Class A Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the Option is paid by tendering shares of Class A Common Stock.

   Share Awards. A participant who receives a Share Award will generally realize ordinary taxable income at the time of the receipt of the shares of Class A Common Stock subject to the award. The Company will be entitled to a corresponding tax deduction at such time, subject to the discussion of Code
Section 162(m) below.

   Restricted Unit Awards. A participant who receives a Restricted Unit Award under the Plan will generally not realize ordinary taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time. The participant will normally realize ordinary taxable income at the time or times the Restricted Unit Award is settled by the issuance to the participant of shares of Class A Common Stock. The Company will be entitled to a corresponding tax deduction at the time of such settlement, subject to the discussion of Code Section 162(m) below.

   Deferred Unit Awards. In general, a participant who receives a Deferred Unit Award under the Plan will not realize ordinary taxable income at the time of the grant of the award, but will, assuming an agreement setting forth the terms and conditions of the deferral has been timely entered into, realize ordinary income at the time or times that the award is settled by the payment to the participant of shares of Class A Common Stock and the cash equivalent of any fractional share. At the time of such settlement, the Company will be entitled to a corresponding tax deduction, subject to the discussion of Code
Section 162(m) below.

   Dividend Equivalent Rights. A participant in the Plan who receives an award of Dividend Equivalent Rights will generally only realize ordinary taxable income at the time or times the participant receives a settlement of such rights payable in cash or shares of Class A Common Stock or both. At such time the Company will be entitled to a corresponding tax deduction, subject to the discussion of Code Section 162(m) below.

   Limitation on Company's Deduction. Section 162(m) of the Code generally provides that a publicly-held corporation will not be allowed a deduction for employee compensation paid for the taxable year to its chief executive officer or to its four highest compensated officers other than the chief executive officer (each, an

"Applicable Employee") to the extent that such compensation with respect to any such Applicable Employee exceeds $1,000,000. Any compensation that qualifies as "performance-based compensation" is not subject to this deduction limitation. The Company believes that all Options awarded pursuant to the Plan will qualify as performance-based compensation, and the compensation attributable to such awards will not, in the taxable year of exercise, be considered part of any non-performance-based compensation that is subject to the $1,000,000 deduction limitation. Restricted Unit Awards and any awards of Dividend Equivalent Rights will qualify as performance-based compensation only to the extent to such awards are made subject to vesting restrictions that are conditioned on the attainment of Company performance goals or objectives that are generically described in the Plan. However, Share Awards and any other award made under the Plan that is not subject to vesting or other restrictions that require the attainment of a Company performance goal that is generically described in the Plan will not qualify as performance-based compensation, and amounts of compensation attributable to such awards will be added, in the year otherwise deductible, to all other components of compensation that are subject to the deduction limitation. The classification of a Deferred Unit Award as performance-based compensation will depend upon whether the cash compensation being deferred pursuant to the award qualified as performance-based compensation.

Awards under the Incentive Plan

   The Company cannot determine the exact number of Awards that may be granted in the future to executive officers, other employees or directors under the Incentive Plan. As of April 20, 2000, a total of 17,537,165 options were outstanding under the Incentive Plan. On April 20, 2000, the closing sale price of the Class A Common Stock, as reported on the New York Stock Exchange, was $2.125 per share and the aggregate market value of the Class A Common Stock underlying such options was $37.2 million. In addition, as of April 20, 2000, restricted unit awards for a total of 1,368,087 shares of Class A Common Stock and stock grants for a total of 121,053 shares of Class A Common Stock had been granted under the Incentive Plan.

   As of April 20, 2000, non-qualified options have been granted under the Incentive Plan since its inception in 1997 as follows: James D. Carreker, 1,300,000 shares; Fred J. Kleisner, 2,001,250 shares; Richard Mahoney, 850,000 shares; Leslie V. Bentley, 468,270 shares; Stanley M. Koonce, Jr., 418,270 shares; William W. Evans, III, 57,216 shares; all current executive officers as a group, 7,465,093 shares; all current directors who are not executive officers as a group, 153,665 shares; and all employees who are not executive officers, 9,918,407 shares. The foregoing amounts do not include old options that were surrendered in exchange for new options in connection with the repricing of options as discussed under "Stock Option Repricing." The above amounts include the options granted in 1999 as set forth under "Option Grants in Last Fiscal Year," as well as new options that were approved by the Board of Directors on March 27, 2000. As of April 20, 2000, restricted unit awards have been granted under the Incentive Plan as follows: Mr. Carreker, 416,666 shares; Mr. Kleisner, 203,000 shares; Mr. Evans, 166,666 shares; all current executive officers as a group, 619,666 shares; and all employees who are not executive officers, 748,421 shares. As of April 20, 2000, share awards have been granted under the Incentive Plan to only Mr. Mahoney in the amount of 121,053 shares of Class A Common Stock.

                                  PROPOSAL 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors, upon the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditors of Wyndham's financial statements for the year ending December 31, 2000. PricewaterhouseCoopers LLP has acted as auditors for Wyndham since August 19, 1999.

   The Board of Directors has decided to afford the stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP. If a majority of the votes represented by the shares of Class A Common Stock and Series B Preferred Stock present, in person or by proxy, and entitled to vote on this proposal are not voted in favor of the ratification of the appointment of PricewaterhouseCoopers LLP, the Board of Directors will interpret this as an instruction to seek other auditors. The Board of Directors recommends that the stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

   It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. These representatives will be given an opportunity to make a statement if they desire to do so.

                             CERTAIN TRANSACTIONS

Separation Agreements

   Paul A. Nussbaum. On February 26, 1999, Wyndham and Paul A. Nussbaum entered into a separation agreement whereby Mr. Nussbaum resigned his positions as Chairman of the Board of Directors and Chief Executive Officer of Patriot. Pursuant to the separation agreement, Mr. Nussbaum remained as a Director of Wyndham.

   In accordance with the terms of the separation agreement, the severance amount was to be paid as follows: $2,000,000 payable on the earlier of the consummation of the $1 billion equity investment or January 1, 2000 and the remaining $1,200,000 payable in twelve monthly installments commencing with the first day of the month next following the date of the $2,000,000 payment. On June 30, 1999, the Company paid Mr. Nussbaum $1,750,000, net of $250,000 of interest payments made by the Company on the NationsBank Loan. In addition, on June 30, 1999, the Company paid the first monthly installment of $100,000. As of December 31, 1999, Mr. Nussbaum is owed $500,000 of severance under the terms of the separation agreement.

   On August 13, 1999, in accordance with the terms of the separation agreement, Wyndham repaid the outstanding balance of the NationsBank Loan, and executed a promissory note and security agreement with Mr. Nussbaum in an amount of $7,846,000. The promissory note is secured by 449,818 shares of Class A Common Stock and any and all distributions and dividends which may from time to time be paid or payable on such shares. The promissory note bears interest at 5.5% per annum compounded annually, and matures on August 13, 2005.

   Additionally, Mr. Nussbaum's outstanding unvested options to purchase Wyndham shares vested and will remain fully exercisable for the period of their respective terms. Mr. Nussbaum elected to exchange his options on a Black Scholes neutral basis for new options with an exercise price equal to the fair market value of a share on the election date. On June 1, 1999, Mr. Nussbaum exchanged 3,078,406 options at varying prices from $11.18 to $33.58 for 1,154,448 options at $5.1875. Mr. Nussbaum will also receive 250,000 shares equally over a three year period, of which 83,334 have vested as of December 31, 1999. Additionally, any restrictions were lifted from existing shares held by Mr. Nussbaum.

   As a condition to receiving the second and third installments of the shares, Mr. Nussbaum has agreed to provide non-exclusive consulting services to Wyndham for a period of two years following the resignation date. In consideration of the consulting services, Wyndham shall pay a consulting fee of $75,000 per month during the first year of the consulting period and $50,000 per month during the second year of the consulting period. As of December 31, 1999, the Company has paid Mr. Nussbaum $675,000 in consulting fees. Additionally, Mr. Nussbaum will receive other amounts as provided for in the separation agreement.

   Karim Alibhai. Mr. Alibhai resigned his positions as President and Chief Operating Officer of Wyndham effective as of June 30, 1999. Pursuant to the terms of his separation agreement, Wyndham agreed to (a) pay Mr. Alibhai $180,000 as a pro rata incentive bonus for 1999, (b) permit Mr. Alibhai to participate in certain health and other benefit plans for two years,
(c) provide certain hotel space to Mr. Alibhai until November 21, 1999, and
(d) reprice as of June 1, 1999 all of Mr. Alibhai's options to purchase 601,065 paired shares by canceling such options and issuing new, fully vested options to purchase 100,000 shares of Class A Common Stock at a purchase price of $5.1875 per share, which options are exercisable until June 30, 2002.

Gencom

   In connection with Wyndham's acquisition of Gencom Interests, Inc. on July 30, 1999, Mr. Alibhai received 400,883 shares of Wyndham Class A Common Stock. These shares were issued in consideration of Mr. Alibhai's ownership interests in Gencom Interests, Inc. and valued at approximately $1,813,000 at the date of merger.

Wyndham Merger

   As part of the merger of Wyndham Hotel Corporation with and into Patriot in January 1998, Patriot entered into an Omnibus Purchase and Sale Agreement, as well as 11 individual purchase and sale agreements with various descendants of Mr. and Mrs. Trammell Crow, and various corporations, partnerships, trusts and other entities beneficially owned or controlled by such persons (collectively, the "Crow Family Members"), Mr. Carreker, Mr. Bentley and Mr. Koonce, for the acquisition of 11 hotels. As part of such merger, the Crow Family Members received $52,227,598 in addition to 6,427,217 paired shares and 4,860,876 shares of Patriot series A preferred stock. Mr. Carreker received $7,661,087 and 1,638,988 paired shares, Mr. Bentley received $2,189,652 and 468,423 paired shares, Mr. Koonce received $2,166,908 and 463,580 paired shares, and Ms. Groenteman received $174,530 and 37,337 paired shares. Additionally, after payment of outstanding indebtedness and other transactional expenses, the entities had available for distribution approximately $64,731,000 for the Crow Family Members, approximately $1,527,000 for Mr. Carreker, and approximately $462,000 for each of Mr. Bentley and Mr. Koonce. Also, as part of the Wyndham merger, stock options granted to Messrs. Carreker, Bentley and Koonce and Ms. Moreland became immediately exercisable in accordance with their terms.

   As part of the Wyndham merger, Crow Family Members and certain Wyndham senior executives retained the right to receive additional consideration on April 30, 2000 based on a formula pertaining to the performance of Wyndham Riverfront New Orleans and Wyndham Garden Laguardia as set forth in the Omnibus Purchase and Sale Agreement. On April 6, 2000, Wyndham paid $9,555,575 and $7,156,263, respectively, as additional consideration.

Summerfield Acquisition

   As part of Wyndham's acquisition of SF Hotels Company, L.P. in June 1998, Mr. Rolf E. Ruhfus and entities beneficially owned or controlled by Mr. Ruhfus received $40,885,214 in cash and 1,368,009 units of limited partnership interest in each of the Wyndham partnership and the Patriot partnership. Effective January 15, 1999, an additional 1,311,709 units of limited partnership interest valued at approximately $8,969,000 were issued as additional consideration pursuant to the purchase agreement. Of the units issued, Mr. Ruhfus received 327,993 units with an approximate value at the time of issuance of $2,243,000. Effective February 8, 2000, Wyndham paid an additional $32.8 million as additional consideration pursuant to the purchase agreement. Of the amount paid, Mr. Ruhfus received approximately $12,966,000. Pursuant to the purchase agreement, Wyndham may be obligated to pay additional amounts if certain performance criteria for certain hotels under development are achieved.

   As part of the Summerfield acquisition, Mr. Ruhfus retained the right to a 15% participation with the Company in the appreciation in value of the Miami Airport Summerfield based on terms set forth in a carried interest payment agreement.

GAH Acquisition-Phase II

   As part of the acquisition of CHCI by the Company and Patriot on June 30, 1998, the Company and Patriot may be obligated on September 30, 2000 and September 30, 2002 to pay Mr. Alibhai and Mr. Weiser additional consideration, in each case based upon the performance of specified assets, based on formulas as set forth in merger and contribution agreements.

Loan from Beacon Capital Partners, L.P.

   In May 1999, Beacon Capital Partners, L.P. loaned $25 million to the Company and Patriot. The loan was subsequently increased to $45 million. The Company and Patriot paid Beacon Capital Partners, L.P. a financing fee of 2.50% of the loan principal in May 1999. On July 1, 1999, the loan was transferred to Wyndham in consideration for the issuance by Wyndham of 450,000 shares of Series B Preferred Stock.

Other Related Party Transactions

   On June 15, 1999, Wyndham acquired the controlling 1% interest in Crowne Plaza Ravinia and Wyndham Windwatch for $156,000, from former senior executive officers of the Company and Mr. Nussbaum.

   The Company licenses from Mr. Nussbaum the name and trademark of Patriot American Hospitality, Inc. under a perpetual no-cost license agreement.

   During 1999, Wyndham received hotel management fees in the aggregate amount of $6,463,365 from the partnerships owning Wyndham hotels listed below, in which Crow Family Members and certain Wyndham senior executive officers (Messrs. Carreker, Bentley and Koonce) have an interest.

   During 1999, Wyndham received payments in the aggregate amount of $3,992,087 from the hotel partnerships listed below, in which Crow Family Members and certain Wyndham senior executive officers (Messrs. Carreker, Bentley and Koonce) have an interest. The payments were received as reimbursements for certain administrative, tax, legal, accounting, finance, risk management, sales and marketing services provided by Wyndham to such entities.

                  Hotel Partnership                          Hotel
                  -----------------                          -----
      Anatole Hotel Investors, L.P.               Wyndham Anatole
      Bristol Hotel Associates, Ltd.              Wyndham Bristol
      Playhouse Square Hotel Limited Partnership  Wyndham Playhouse Square
      MTD Associates                              Wyndham Milwaukee Center
      Hotel and Convention Center Partners I-XI,
       Ltd.                                       Wyndham Palm Springs
      Amgreen-Heritage Hotel Partnership, Ltd.    Wyndham Garden Hotel-Orange
      Waterfront-Hotel Associates, S.E.           Wyndham Old San Juan

   During 1999, Wyndham received hotel management fees in the aggregate of $12,672,683 from the owner of the hotels listed below in which Milton Fine, Paul Nussbaum, Karim Alibhai, Rolf Ruhfus or Sherwood Weiser has an interest.

                                                                  1999 Aggregate
                                                                  Management and
Milton Fine                                                        Service Fees
-----------                                                       --------------
Marriott-Harrisburg, PA..........................................    $186,887
Marriott Reach Resort-Key West, FL...............................     259,372
Marriott-Pittsburgh Airport......................................     222,889
Marriott-Albany, NY..............................................     283,085
Marriott Mission Valley, San Diego...............................     262,063
Marriott Minnetonka, Minneapolis.................................     223,422
Marriott Greentree, Pittsburgh...................................     143,695
Marriott Providence..............................................     592,001
Marriott Trumbull................................................     135,046
Embassy Suites Chicago...........................................     289,570
Marriott Courtyard, St. Louis....................................      42,741
Marriott Courtyard-Westborough, Boston...........................      42,911
Marriott Courtyard Orange........................................      87,305
                                                                  1999 Aggregate
                                                                  Management and
Paul Nussbaum                                                      Service Fees
-------------                                                     --------------
Marriott Residence Inn, Houston..................................    $211,150
Holiday Inn Astrodome, Houston Medical Center....................     211,886
Days Inn Astrodome, Houston......................................      47,826
Sheraton Astrodome, Houston......................................     509,039
Radisson Astrodome, Houston......................................     104,076
Sheraton Edmonton................................................     209,967
Inn at Maingate dba Doubletree Maingate..........................     449,575

                                                                  1999 Aggregate
                                                                  Management and
Karim Alibhai                                                      Service Fees
-------------                                                     --------------
Days Inn Astrodome, Houston......................................   $  47,826
Days Inn Greenspoint, Houston....................................      24,984
Hampton Inn Corpus Christi.......................................      46,712
Hawthorne Suites, Houston........................................      68,337
Holiday Inn Stevens Point-Portage County, WI.....................     257,553
Holiday Inn Astrodome, Houston...................................     211,886
Inn at Maingate dba Doubletree Maingate, Kissimmee, FL...........     449,575
Marriott Residence Inn, Houston Medical Center...................     211,150
Sheraton Astrodome, Houston......................................     509,039
Wyndham Miami-Biscayne Bay.......................................     487,172
Radisson Astrodome, Houston......................................     104,076
Days Inn Austin..................................................      15,117
Radisson Acapulco................................................     117,999
Wyndham Montreal.................................................     866,567
                                                                  1999 Aggregate
                                                                  Management and
Rolf Ruhfus                                                        Service Fees
-----------                                                       --------------
Summerfield Suites-Bridgewater...................................   $ 798,830
Summerfield Suites-Burlington....................................     686,294
Summerfield Suites Chicago Downtown..............................     447,041
Summerfield Suites Charlotte.....................................     240,160
Summerfield Suites Gaithersburg..................................     516,944
Summerfield Suites Pleasanton....................................     523,208
Summerfield Suites Scottsdale....................................     313,537
Summerfield Suites-Plymouth Meeting..............................     513,676
Summerfield Suites-Harrison......................................     283,391
Sierra Suites-Atlanta Buckhead...................................     192,806
Sierra Suites-Atlanta Perimeter..................................     157,844
Sierra Suites-Bothell............................................     124,228
Sierra Suites-Chantilly..........................................     220,620
Sierra Suites-Orlando............................................     326,128
Sierra Suites-Lake Buena Vista...................................     369,031
Sierra Suites-Phoenix Metro Center...............................     112,752
Sierra Suites-Piscataway.........................................     203,827
Sierra Suites-Pleasanton.........................................     306,611
Sierra Suites-San Jose Sierra....................................     540,203
Sierra Suites-Scottsdale.........................................     156,044
Sierra Suites-Waltham............................................     411,673
Sierra Suites-Woburn.............................................     253,541
                                                                  1999 Aggregate
                                                                  Management and
Sherwood Weiser                                                    Service Fees
---------------                                                   --------------
Holiday Inn Dayton Mall, Ohio....................................   $ 148,733
Sheraton University City, Philadelphia...........................     417,471
Wyndham Miami-Biscayne Bay.......................................     487,172
Westin Hotel Providence, RI......................................     370,245
Washington Duke..................................................   1,056,891

   In connection with managing the hotels, the Company was owed, as of December 31, 1999, approximately $5,930,000 for management fees, service fees, and reimbursements from 15 hotels in which Mr. Alibhai has an ownership interest and approximately $1,406,000 for management fees for 2 hotels in which Mr. Weiser has an ownership interest.

   During 1999, the Company made lease payments of $3,150,334 to an affiliate of Summerfield Associates, L.P., a partnership in which Rolf Ruhfus has an ownership interest, related to the hotels listed below:

      Sierra Suites Atlanta Cumberland............................... $ 638,271
      Sierra Suites Phoenix Camelback................................ 1,056,920
      Sierra Suites Westborough...................................... 1,455,143

   In 1999, the Company paid a consulting fee of $87,500 to Mr. Ruhfus.

   During 1996, Wyndham senior executive officers incurred indebtedness to Wyndham Finance Limited Partnership ("WFLP"), a partnership owned by the Crow Family Members. Notes representing such loans were purchased by Wyndham Hotel Corporation in May 1996 in connection with its formation for a cash payment to WFLP in the amount of $18,576,000, which is equivalent to the aggregate outstanding principal and accrued interest severally owing by the Wyndham senior executive officers to WFLP. Such promissory notes, which are made payable to Wyndham, accrue interest at 6% per annum and are secured by the pledge of shares of Class A Common Stock held by the note obligors. The balance of the notes including principal and accrued interest are due and payable in April 2002 for three of the notes. The note for Mr. Carreker is payable in April 2004. The aggregate principal amount of such loans, including interest, are as follows:

                                                              December 31, 1999
                                                              -----------------
James D. Carreker............................................    $5,508,103
Leslie V. Bentley............................................     6,115,303
Stanley M. Koonce, Jr........................................     2,250,746
Anne L. Raymond..............................................     2,292,982

   During 1999, the Company made payments in the aggregate amount of $1.4 million as lease payments for corporate office space to an entity in which Crow Family Members had an ownership interest.

   In March 2000, Wyndham sold its Sierra Suites(R) hotel brand, properties and related assets to Sierra Suites Hotel Company, L.P., an entity affiliated with Mr. Ruhfus for approximately $53.0 million. The transaction includes the sale by Wyndham of one owned and three leased properties, seventeen franchise and management contracts for Sierra Suites(R) and nine management contracts for Summerfield Suites.

   In 1999, the Company made payments in the aggregate amounts of $153,000 as lease payments for the Summerfield divisional offices in Wichita, Kansas to Summerfield Associates L.P., a partnership in which Rolf Ruhfus has an ownership interest. The leases terminate in June 2001.

   During 1999, Wyndham made payments in the aggregate amount of $371,000 to Wyndham Travel Management Ltd., an entity owned by Lucy Billingsley, the daughter of Mr. Trammell Crow, for travel services provided to Wyndham.

   During 1998, Patriot provided William W. Evans III with a non-recourse loan of $424,375 to assist Mr. Evans with the payment of income taxes in the vesting of his restricted paired shares. This loan is secured by 53,667 paired shares and bears interest at 7.5% per annum. The loan is due on November 27, 2003, or 60 days after Mr. Evans' termination of employment, if earlier. As part of Mr. Evan's separation agreement, the loan became due on or before August 29, 1999. Patriot agreed to accept the collateral shares in full satisfaction of the principal amount and accrued interest on the loan.

   During 1998, Wyndham provided Lawrence S. Jones with a non-recourse loan of $300,000, which was increased to $750,000 in 1999. This loan bears interest at 7% per annum and is due on October 5, 2001. As provided in Mr. Jones's employment agreement, a portion of the loan may be forgiven upon Mr. Jones's termination of employment with the Company. In accordance with this employment agreement, the outstanding principal and accrued interest was forgiven when Mr. Jones resigned his position with Wyndham on July 13, 1999.

   During 1999, Wyndham provided Mr. Bentley a recourse loan of $350,000. The loan bears interest at the rate of LIBOR plus 3.00% (equal to the rate of Wyndham's rate on its revolving credit facility). The loan is due on the earlier of October 14, 2003 or sixty days after the termination of Mr. Bentley's employment.

   Pursuant to the terms of its management agreement relating to the Wyndham Hotel at Los Angeles Airport, Wyndham agreed to loan $4,560,000 to be applied to costs of refurbishment of the hotel. The refurbishment loan is evidenced by a promissory note, which has been partially funded in the amount of $4,237,000 as of December 31, 1999. Prior to the formation of Wyndham, WHC LAX Associates, L.P., a limited partnership owned by Crow Family Members and Wyndham senior executive officers, paid Wyndham $4,560,000 in return for Wyndham's agreement to pay to WHC LAX Associates, L.P. all payments that Wyndham receives under the $4,560,000 promissory note. Wyndham also agreed that, insofar as the WHC LAX Associates, L.P.'s $4,560,000 payment to Wyndham exceeds advances that Wyndham is obligated to make, but has not yet made, under the $4,560,000 promissory note, it would pay to WHC LAX Associates, L.P. interest at a variable rate that has ranged from 5.25% to 5.81% per annum on the unfunded amounts. As of December 31, 1999, Wyndham has accrued such interest in the amount of $71,226.

   The Company, in connection with the Wyndham merger, assumed a service agreement with ISIS 2000, an entity affiliated with members of the Crow family and certain senior executive officers of the Company (Messrs. Carreker, Bentley and Koonce), to provide centralized reservations and property management services to all Wyndham branded hotels as well as other hotels owned by the Company. On May 7, 1999, Patriot exercised its option to purchase ISIS 2000 for a cash payment of $3,073,000. The service fees incurred by the Company in 1999, prior to the acquisition, were $1,985,000.

   In 1999, the Company made payments in the aggregate amount of $6,134,000 to Kinetic Group Limited Partnership, an entity 50% owned by Trammell Crow Company and 50% owned by an entity owned by Crow Family Members and certain Wyndham senior executive officers (Messrs. Carreker, Bentley and Koonce and Ms. Raymond). The payments were made under the terms of a service agreement whereby Kinetic Group Limited Partnership provides management information services to the Company. On April 30, 1999, Wyndham's option to purchase certain interests in Kinetic Group Limited Partnership expired without being exercised.

   In 1997, Wyndham entered into a construction loan agreement with the Wyndham Anatole Hotel, in which Crow Family Members have an ownership interest. Under the agreement, Wyndham made a loan in the amount of $10,000,000 for the construction costs of the hotel.

   Norman Brownstein, a director of Wyndham, is chairman of Brownstein Hyatt & Farber P.C., a law firm that has advised Wyndham on certain matters related to litigation and real property transactions.

   In 1999, Wyndham amended its management contract for the Wyndham Anatole Hotel to provide that the owners of the hotel may terminate the management contract following the next annual meeting of Wyndham stockholders after the completion of the $1 billion equity investment if Paul Nussbaum continues on the Board of Directors of Wyndham following Wyndham's annual meeting of stockholders in 2000. Mr. Nussbaum has notified Wyndham in writing that if his standing for reelection in 2000 would give the owners of the Wyndham Anatole the right to terminate the hotel's management agreement, he will not stand for reelection at that time. Additionally, the owners of the Wyndham Anatole Hotel may terminate the management contract if Mr. Carreker ceases to be the chief executive officer of the Company. Mr. Carreker resigned his position as Chief Executive Officer of the Company on March 27, 2000.

   In 1999, the Company managed Wyndham branded hotels for affiliates of Hampstead Group L.L.C. An entity owned by Crow Family Members and Wyndham senior executive officers may be entitled to a contingent payment at such time as all such hotels achieve an investment return target of 15% on all equity capital invested through such program plus certain overhead costs. The amount of such contingent payment is 10% of all cash proceeds realized in excess of the investment return target.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors and officers of Wyndham, and persons who own more than 10% of the Class A Common Stock, to file with the Commission initial reports of Class A Common Stock ownership and reports of changes in such ownership. A reporting person must file a Form 3--Initial Statement of Beneficial Ownership of Securities within 10 days after such person becomes a reporting person. A reporting person must file a Form 4--Statement of Changes of Beneficial Ownership of Securities within 10 days after any month in which such person's beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. Such exempt changes include stock options granted under a plan qualifying pursuant to Rule 16b-3 under the Exchange Act. A reporting person must file a Form 5--Annual Statement of Beneficial Ownership of Securities within 45 days after the end of the issuer's fiscal year to report any changes in ownership during such year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

   The Commission's rules require Wyndham's reporting persons to furnish Wyndham with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to Wyndham and written representations that no other reports were required with respect to the year ended December 31, 1999, Wyndham believes that the reporting persons have complied with all applicable Section 16(a) filing requirements for 1999 on a timely basis.

             STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

   In order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Exchange Act to be considered for inclusion in Wyndham's proxy statement for the 2001 annual meeting, they must be received by the Secretary of Wyndham at Wyndham's principal executive office no later than December 30, 2000. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the 2001 annual meeting without inclusion in Wyndham's proxy statement for such meeting is received at Wyndham's principal executive offices after February 14, 2001, then any proxy that management solicits for such meeting will confer discretionary authority to vote on such proposal so long as such proposal is properly presented at the meeting.

                                   FORM 10-K

   The Company will provide without charge to any stockholder, upon the stockholder's written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999. Requests should be sent to Shareholder Relations, Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207.

                                          By Order of the Board of Directors

                                          James D. Carreker
                                          Chairman of the Board of Directors

   April 28, 2000
   Dallas, Texas

                                  APPENDIX I


                          WYNDHAM INTERNATIONAL, INC.

                              1997 INCENTIVE PLAN

                           (As Amended and Restated
                             as of June 29, 1999)

                          WYNDHAM INTERNATIONAL, INC.

                              1997 INCENTIVE PLAN

                           (As Amended and Restated
                             as of June 29, 1999)


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

ARTICLE I - DEFINITIONS.....................................................  1
     1.01     Affiliate.....................................................  1
     1.02     Agreement.....................................................  1
     1.03     Award or Awards...............................................  2
     1.04     Board.........................................................  2
     1.05     Code..........................................................  2
     1.06     Committee.....................................................  2
     1.07     Deferred Unit Award...........................................  2
     1.08     Dividend Equivalent Rights....................................  2
     1.09     Effective Date................................................  2
     1.10     Exchange Act..................................................  2
     1.11     Fair Market Value.............................................  2
     1.12     Independent Director..........................................  3
     1.13     Company.......................................................  3
     1.14     Stock.........................................................  3
     1.15     Share Award...................................................  3
     1.16     Participant...................................................  3
     1.17     Plan..........................................................  3
     1.18     Restricted Unit Award.........................................  3

ARTICLE II - PURPOSES.......................................................  3

ARTICLE III - ADMINISTRATION................................................  4

ARTICLE IV - ELIGIBILITY....................................................  5

ARTICLE V - SHARES SUBJECT TO PLAN..........................................  6
     5.01     Shares Issued.................................................  6
     5.02     Substitute Awards.............................................  7

ARTICLE VI - OPTIONS........................................................  7
     6.01     Award.........................................................  7

                                      (i)

                                                                            Page
                                                                            ----

     6.02     Option Price..................................................  7
     6.03     Stock Options Granted to Independent Directors................  8
     6.04     Maximum Option Period.........................................  8
     6.05     Nontransferability............................................  8
     6.06     Transferable Options..........................................  9
     6.07     Employee Status...............................................  9
     6.08     Exercise......................................................  9
     6.09     Payment.......................................................  9
     6.10     Shareholder Rights............................................ 10

ARTICLE VII - SHARE AWARDS.................................................. 11

ARTICLE VIII - RESTRICTED UNIT AWARDS....................................... 11
     8.01     Award......................................................... 11
     8.02     Vesting....................................................... 11
     8.03     Performance Objectives........................................ 12
     8.04     Employee Status............................................... 12
     8.05     Shareholder Rights............................................ 12
     8.06     Nontransferability............................................ 13

ARTICLE IX - DEFERRED UNIT AWARDS........................................... 13
     9.01     Elections to Receive Deferred Unit Awards in Lieu of
                Compensation................................................ 13
     9.02     Terms and Conditions.......................................... 13
     9.03     Form of Payment............................................... 13
     9.04     Shareholder Rights............................................ 14
     9.05     Nontransferability............................................ 14

ARTICLE X - DIVIDEND EQUIVALENT RIGHTS...................................... 14
     10.01    Awards........................................................ 14
     10.02    Payment....................................................... 15
     10.03    Shareholder Rights............................................ 15
     10.04    Nontransferability............................................ 15

ARTICLE XI - CHANGE IN CONTROL PROVISIONS................................... 16

ARTICLE XII - ADJUSTMENT UPON CHANGE IN STOCK............................... 17
     12.01    Adjustments................................................... 17
     12.02    Mergers or Other Corporate Transactions....................... 17

ARTICLE XIII - COMPLIANCE WITH LAW.......................................... 18

ARTICLE XIV - GENERAL PROVISIONS............................................ 19
     14.01    Effect on Employment and Service.............................. 19
     14.02    Unfunded Plan................................................. 19

                                     (ii)

                                                                            Page
                                                                            ----

     14.03    Rules of Construction......................................... 20

ARTICLE XV - AMENDMENT...................................................... 20

ARTICLE XVI - EFFECTIVE DATE OF PLAN........................................ 20

ARTICLE XVII - GOVERNING LAW................................................ 21

                                     (iii)

                          WYNDHAM INTERNATIONAL, INC.

                              1997 INCENTIVE PLAN

                 (As Amended and Restated as of June 29, 1999)


     The name of the plan is the Wyndham International, Inc. 1997 Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Wyndham International, Inc. (the "Company") and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

                            ARTICLE I - DEFINITIONS
                            -----------------------

     1.01  Affiliate means any "subsidiary" or "parent" corporation (within the
           ---------
meaning of Section 424 of the Code) of the Company or means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     1.02  Agreement means a written agreement (including any amendment or
           ---------
supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award.

     1.03  Award or Awards, except when referring to a particular category of
           -----    ------
grant under the Plan, shall include Options, Share Awards, Restricted Unit Awards, Deferred Unit Awards, or awards of Dividend Equivalent Rights.

     1.04  Board means the Board of Directors of the Company.
           -----
     1.05  Code means the Internal Revenue Code of 1986, and any amendments
           ----
thereto.

     1.06  Committee means the Compensation Committee of the Board.  Each member
           ---------
of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

     1.07  Deferred Unit Award means an award granted pursuant to Article IX
           -------------------
which entitles the holder to defer receipt of current cash compensation in exchange for a right to receive shares of Stock in the future at the price or prices set forth in the Agreement.

     1.08  Dividend Equivalent Rights means an award granted pursuant to Article
           --------------------------
X which entitles the holder to receive compensation based on cash dividends and distributions payable with respect to shares of Stock.

     1.09  Effective Date means the date on which the Plan is approved by
           --------------
shareholders as set forth in Article XVII.

     1.10  Exchange Act means the Securities Exchange Act of 1934, as amended
           ------------
and as in effect on the date of this Agreement.

     1.11  Fair Market Value means, on any given date, the closing price of a
          -----------------
share of Stock, as reported on the New York Stock Exchange. In any case, if no sale of shares of Stock is made on the New York Stock Exchange on that date, then Fair Market Value shall be determined as of the next preceding day on which there was a sale of such security.

     1.12  Independent Director means a member of the Board who is not also an
           --------------------
employee of the Company or any Affiliate.

     1.13  Company means Wyndham International, Inc.
           -------

     1.14  Stock means the Class A common stock of the Company.
           -----

     1.15  Share Award means shares of Stock awarded to a Participant under
           -----------
Article VII as incentive compensation or in lieu of current cash compensation.

     1.16  Participant means an employee of the Company or an Affiliate, a
           -----------
member of the Board, or an individual whose efforts contribute to the performance or success of the Company or an Affiliate, who satisfies the requirements of Article IV and is selected by the Committee to receive an Award under the Plan.

     1.17  Plan means the Wyndham International, Inc. 1997 Incentive Plan.
           ----

     1.18  Restricted Unit Award means an Award granted pursuant to Article VIII
           ---------------------
which entities the holder to receive a payment of shares of Stock upon the satisfaction of the vesting restriction period or performance goals.

                             ARTICLE II - PURPOSES
                             ---------------------

     The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates, and to associate their interests with those of the Company and its shareholders.

     The Plan is intended to permit the grant of Options which do not qualify under Section 422 of the Code as incentive stock options. The Plan is also intended to permit the grant of Share Awards, Restricted Unit Awards, Deferred Unit Awards and Dividend Equivalent Rights. The proceeds received by the Company from the sale of shares of Stock pursuant to this Plan shall be used for general corporate purposes. Each Option or other Award may be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of only in units consisting of shares of Stock.

                         ARTICLE III - ADMINISTRATION
                         ----------------------------

     The Plan shall be administered by the Committee. The Committee shall have authority to grant any Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of any Award. The Committee may in connection with the death, disability or other termination of employment of a Participant or a Change in Control of the Company accelerate the time at which any Option may be exercised or, the time at which a Restricted Unit Award may become transferable or nonforfeitable. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.

     The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not "covered employees" within the meaning of Section 162(m) of the Code or subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                           ARTICLE IV - ELIGIBILITY
                           ------------------------

     Any employee of the Company or an Affiliate (including a corporation or other entity that becomes an Affiliate after the adoption of this Plan) or a person whose efforts contribute to the performance or success of the Company or an Affiliate (including a corporation or other entity that becomes an Affiliate after the adoption of this Plan), including a consultant, is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Independent Directors of the Company are also eligible to participate in this Plan.

                      ARTICLE V - SHARES SUBJECT TO PLAN
                      ----------------------------------

     5.01  Shares Issued.  Subject to adjustment as provided in Section 13.01,
           -------------
the aggregate number of shares of Stock available from time to time for all Awards under this Plan shall be such aggregate number of shares as does not exceed the sum of (i) 3,000,000 shares; plus (ii) as of the beginning of each calendar quarter, beginning with October 1, 1997, 10 percent of any net increase since the beginning of the preceding calendar quarter in the total number of shares of Stock actually outstanding (assuming all units of partnership interest in the Patriot American Hospitality Partnership, L.P. and the Wyndham International Operating Partnership, L.P. that are subject to redemption rights are converted into shares of Stock)]; reduced by (iii) the aggregate number of shares of Stock subject to Awards under this Plan. For purposes of this limitation, if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the maximum number of shares of Stock for which Restricted Unit Awards, Share Awards and Deferred Unit Awards may be granted under this Plan during the term of the Plan shall not exceed forty percent (40%) of the shares of Stock issuable under the Plan, and the maximum number of shares of Stock with respect to which Awards may be granted during any calendar year period to any Participant shall not exceed 1,500,000 shares, subject to adjustment as provided in Section 12.01.

     Shares of Stock to be delivered under the Plan shall be made available by the Company from authorized and unissued shares of Stock issued by the Company directly to the holder.

     5.02  Substitute Awards.  The Committee may grant Awards under the Plan in
           -----------------
substitute for stock and stock-based awards held by employees of another employer who become employees of the Company or an Affiliate as the result of a merger or consolidation of the employer with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of property or stock of the employer. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator consider appropriate in the circumstances whether or not specifically authorized under the Plan. Unless otherwise provided by the Administrator, any grants of shares of Stock under this Section
5.02 shall not count against the shares of Stock available for issuance under the Plan under Section 5.01.

                             ARTICLE VI - OPTIONS
                             --------------------

     6.01  Award. In accordance with the provisions of Article IV, the Committee
           -----
will designate each individual to whom an Option is to be granted and will specify the number of shares of Stock covered by such awards.

     6.02  Option Price.  The price per share of Stock purchased on the exercise
           ------------
of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share of Stock purchased on the exercise of any Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant of such Option. Except as provided in Section 12.01, the Option price may not be reduced after the date of grant. The foregoing sentence is not intended to, and shall not be interpreted to, prohibit the Committee from authorizing the exchange of outstanding Options for new Options for fewer shares at a reduced exercise price so long as the exchange is made on a comparable value basis (as determined under a generally recognizable option pricing model).

     6.03  Stock Options Granted to Independent Directors.  Prior to 1999, each
           ----------------------------------------------
Independent Director who was serving as Director of the Company on each annual meeting of shareholders, beginning with the 1997 annual meeting, was automatically granted on such day a non-qualified stock option to acquire 10,000 shares of Stock, subject to adjustments as provided in Section 12.01. The exercise price per share of Stock covered by an Option granted under this
Section 6.03 shall be equal to the Fair Market Value of a share of Stock on the date of grant.

     The Committee, in its discretion, may grant additional Options to Independent Directors. Any such grant may vary among individual Independent Directors. Unless otherwise determined by the Committee, an Option granted under Section 6.03 shall be exercisable in full as of the grant date.

     6.04  Maximum Option Period.  The maximum period in which an Option may be
           ---------------------
exercised shall be determined by the Committee on the date of grant and may not exceed ten years from the date such Option was granted.

     6.05  Nontransferability. Except as provided in Section 6.06, each Option
           ------------------
granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     6.06  Transferable Options.  Section 6.05 to the contrary notwithstanding,
           --------------------
the Committee may provide in an Agreement regarding a given Option that an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that the Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

     6.07  Employee Status.  In the event that the terms of any Option provide
           ---------------
that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     6.08  Exercise.  Subject to the provisions of this Plan and the applicable
           --------
Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

     6.09  Payment.  Unless otherwise provided by the Agreement, payment of the
           -------
Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the

Agreement provides, payment of all or part of the option price may be made by surrendering to the Company previously owned whole shares of Stock (which the Participant has held for at least six months prior to the delivery of such shares of Stock or which the Participant purchased on the open market and for which the Participant has good title, free and clear of all liens and encumbrances). If shares of Stock are used to pay all or part of the Option price, the sum of the cash, cash equivalent, and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares of Stock surrendered must not be less than the option price of the shares of Stock for which the Option is being exercised. If the Agreement provides, payment of all or part of the option price may be made by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. If the Agreement provides and if the Board has authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to exercise his Option, payment of the option price may be made by the Participant with a promissory note, provided that at least so much of the exercise price as represents the par value of the shares of Stock shall be paid other than with a promissory note.

     6.10  Shareholder Rights.  No Participant shall have any rights as a
           ------------------
shareholder with respect to shares of Stock subject to his Option until the date of exercise of such Option.

                          ARTICLE VII - SHARE AWARDS
                          --------------------------

     In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Share Award is to be made and will specify the number of shares of Stock covered by such award. A Share Award shall be granted as incentive compensation or in lieu of current cash compensation otherwise payable to a Participant and shall be free of any vesting restrictions. The Company shall issue or cause to be issued shares of Stock to a Participant who receives a Share Award.

                     ARTICLE VIII - RESTRICTED UNIT AWARDS
                     -------------------------------------

     8.01  Award. In accordance with the provisions of Article IV, the Committee
           -----
will designate each individual to whom a Restricted Unit Award is to be made and will specify the number of shares of Stock covered by such award. Such an award shall entitle the Participant to receive a payment of shares of Stock upon the satisfaction of the vesting restriction period or satisfaction of performance objectives; provided, however, that the Committee may permit a Participant to elect, pursuant to an advance written election delivered to the Company no later than the date prescribed to the Committee, to defer receipt of some or all of the shares of Stock.

     8.02  Vesting.  The Committee, on the date of the award, shall prescribe
           -------
that a Participant's rights in the Restricted Unit Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of a Restricted Unit Award that will become transferable and nonforfeitable on account of the satisfaction of performance objectives prescribed by the Committee. During the restriction period, the Committee may provide that the Participant's Restricted Unit Award be credited with Dividend Equivalent Rights.

     8.03  Performance Objectives.  In accordance with Section 8.02, the
           ----------------------
Committee may prescribe that Restricted Unit Awards will become vested, transferable, or both, based on objectives stated with respect to the Company's, an Affiliate's, or an operating unit's return on equity, funds from operations, cash available for distribution, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value of the shares of Stock. If the Committee, on the date of the award, prescribes that a Restricted Unit Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares of Stock subject to such Restricted Unit Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

     8.04  Employee Status.  In the event that the terms of any Restricted Unit
           ---------------
Award provide that shares of Stock may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     8.05  Shareholder Rights.  No Participant shall, as a result of receiving a
           ------------------
Restricted Unit Award, have any rights as a shareholder until and to the extent that the Restricted Unit Award is settled by the issuance of shares of Stock. After the Restricted Unit Award is settled in shares of Stock, a Participant will have all the rights of a shareholder with respect to such shares of Stock. The Company shall issue, or cause to be issued, shares of Stock to the Participant.

     8.06  Nontransferability.  A Restricted Unit Award shall be nontransferable
           ------------------
except by will or by the laws of descent and distribution. No right or interest of a Participant in any Restricted Unit Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                       ARTICLE IX - DEFERRED UNIT AWARDS
                       ---------------------------------

     9.01  Elections to Receive Deferred Unit Awards in Lieu of Compensation.
           -----------------------------------------------------------------
The Committee may, in its sole discretion, permit a Participant to elect, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, to defer receipt of all or a portion of the cash compensation otherwise due to such Participant. The amount of the deferred compensation shall be converted to a Deferred Unit Award using the Fair Market Value of the shares of Stock on the date immediately prior to the date the cash compensation would otherwise be paid.

     9.02  Terms and Conditions.  At the time the Participant makes a deferred
           --------------------
compensation election, the Committee shall direct the Company to enter into an Agreement with the Participant which sets forth the terms and conditions of deferral, including the timing of payment and any vesting schedule. During the term of deferral, the Participant's Deferred Unit Award will be credited with Dividend Equivalent Rights.

     9.03  Form of Payment.  Deferred Unit Award shall be settled in shares of
           ---------------
Stock, in a single installment or installments. A fractional share of a Deferred Unit shall be settled in cash. The Company shall issue, or cause to be issued, shares of Stock to the Participant.

     9.04  Shareholder Rights.  No Participant shall, as a result of receiving a
           ------------------
Deferred Unit Award, have any rights as a shareholder until and to the extent that the Deferred Unit Award is settled by the issuance of shares of Stock. After the Deferred Unit Award is settled in shares of Stock, a Participant will have all the rights of a shareholder with respect to such shares of Stock.

     9.05  Nontransferability.  A Deferred Unit Award shall be nontransferable
           ------------------
except by will or by the laws of descent and distribution. No right or interest of a Participant in any Deferred Unit Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                    ARTICLE X - DIVIDEND EQUIVALENT RIGHTS
                    --------------------------------------

     10.01 Awards.  In accordance with the provisions of Article IV, the
           ------
Committee will designate each individual to whom an award of Dividend Equivalent Rights is to be made. An award of Dividend Equivalent Rights entitles the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the award of Dividend Equivalent Rights (or other award to which it relates) if such shares had been issued to and held by the recipient. An award of Dividend Equivalent Rights may be granted hereunder to any Participant as a component of another award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Rights may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights granted as a component of another award may provide that such Dividend Equivalent Rights shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Rights shall expire or be forfeited or annulled under the same conditions as such other award. Dividend Equivalent Rights granted as a component of another award may also contain terms and conditions different from such other award.

     10.02 Payment.  In the discretion of the Committee and as provided in the
           -------
Agreement, Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or installments.

     10.03 Shareholder Rights. No Participant shall, as a result of receiving an
           ------------------
award of Dividend Equivalent Rights, have any rights as a shareholder until and to the extent that the award of Dividend Equivalent Rights is earned and settled by the issuance of shares of Stock. After an award of Dividend Equivalent Rights is earned, if settled completely or partially in shares of Stock, a Participant will have all the rights of a shareholder with respect to such shares of Stock. The Company shall issue, or cause to be issued, shares of Stock to the Participant.

     10.04 Nontransferability.  Unless otherwise provided in the Agreement,
           ------------------
Dividend Equivalent Rights granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Dividend Equivalent Rights shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                   ARTICLE XI - CHANGE IN CONTROL PROVISIONS
                   -----------------------------------------
     (a) A "Change in Control" with respect to the Company shall be deemed to have taken place if any of the following events occurs:

           (i) Any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than an Affiliate, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

           (ii) individuals who, as of July 2, 1997, constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses
(i) or (iii) of this paragraph) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least eighty percent (80%) of the directors then still in office who either were directors as of July 2, 1997 or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

           (iii) the shareholders of the Company approve a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     (b) Upon the occurrence of a Change in Control, unless otherwise provided in an Agreement, each Participant shall have immediate vesting of, and the immediate right to, exercise all outstanding Options, and any risk of forfeiture included in any Restricted Unit Award and Dividend Equivalent Rights shall lapse.

     (c) Notwithstanding the foregoing, this Article XI shall cease to apply after June 29, 1999.

                 ARTICLE XII - ADJUSTMENT UPON CHANGE IN STOCK
                 ---------------------------------------------

     12.01 Adjustments. The maximum number of shares of Stock as to which awards
           -----------
may be granted under this Plan, the terms of outstanding awards and the per individual limitations on the number of shares of Stock for which Options or other Awards may be granted, shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee, necessitates such action. Any determination made under this Article XII by the Committee shall be final and conclusive.

     12.02 Mergers or Other Corporate Transactions. Upon consummation of a
           ---------------------------------------
consolidation, merger, or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash, or other property of an unrelated corporation or business entity, or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding
Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Committee in its sole discretion after taking into account the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") and all Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Merger Price times the number of shares of Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options; provided, however, that each Participant shall be permitted, within a specified period determined by the Committee prior to the consummation of the Transaction, to exercise all outstanding Options, including those that are not then exercisable, subject to the consummation of the Transaction.

                      ARTICLE XIII - COMPLIANCE WITH LAW
                       AND APPROVAL OF REGULATORY BODIES
                       ---------------------------------

     No Option shall be exercisable, no shares of Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence a share of Stock when a Share Award is granted, or for which an Option is exercised or a Restricted Unit Award or Deferred Unit Award settled, may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Share Award shall be granted, no share of Stock shall be issued, no certificate for shares of Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                       ARTICLE XIV - GENERAL PROVISIONS
                       --------------------------------

     14.01 Effect on Employment and Service.  Neither the adoption of this Plan,
           --------------------------------
its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

     14.02 Unfunded Plan.  The Plan, insofar as it provides for grants, shall be
           -------------
unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     14.03 Rules of Construction.  Headings are given to the articles and
           ---------------------
sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                            ARTICLE XV - AMENDMENT
                            ----------------------

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Stock that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants or (iii) the amendment materially increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any award outstanding at the time such amendment is made. Nothing in this
Article XV shall limit the Board's authority to take any action pursuant to
Section 12.02.

                     ARTICLE XVI - EFFECTIVE DATE OF PLAN
                     ------------------------------------

     Options, Restricted Unit Awards, Deferred Unit Awards and Dividend Equivalent Rights may be granted under this Plan upon its adoption by the Board, provided that no such Award shall be effective or exercisable unless this Plan is approved by the holders of a majority of the votes present or represented and entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting. Share

Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

                         ARTICLE XVII - GOVERNING LAW
                         ----------------------------

     The Plan and all Awards and action taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

Proposed Amendment - to be effective upon approval by the stockholders

      5.01 Shares Issued. Subject to adjustment as provided in Section 12.01,
           -------------
the aggregate number of shares of Stock available from time to time for all Awards under this Plan shall be such aggregate number of shares as does not exceed 7.5% of the shares of Stock outstanding, which figure shall be calculated on a "fully diluted basis." For purposes of this Section 5.01, "fully diluted basis" shall mean the assumed conversion into shares of Stock of all outstanding shares of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, the assumed exercise of all outstanding options to acquire shares of Stock and the assumed conversion into shares of Stock of all units of partnership interest in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. that are subject to redemption. For purposes of this limitation, if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, no reduction in the number of shares of Stock actually outstanding (as calculated on a fully diluted basis) shall affect the validity of any Awards previously granted under this Plan or affect the validity of or restrict the issuance of shares of Stock pursuant to Awards previously granted under this Plan. Notwithstanding the foregoing, the maximum number of shares of Stock for which Restricted Unit Awards, Share Awards and Deferred Unit Awards may be granted under this Plan during the term of the Plan shall not exceed forty percent (40%) of the shares of stock issuable under the Plan, and the maximum number of shares of Stock with respect to which Awards may be granted during any calendar year period to any Participant shall not exceed 1,500,000 shares, subject to adjustment as provided in Section 12.01.

     Shares of Stock to be delivered under the Plan shall be made available by the Company from authorized and unissued shares of Stock issued by the Company directly to the holder.

--------------------------------------------------------------------------------

PROXY                   WYNDHAM INTERNATIONAL, INC.

            1950 Stemmons Freeway, Suite, 6001, Dallas, Texas 75207

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        OF WYNDHAM INTERNATIONAL, INC.

     I hereby appoint Carla S. Moreland, as proxyholder, with the full power of substitution and resubstitution, and hereby authorize her to represent me and to vote for me as designated on the reverse side, at the annual meeting (the "Annual Meeting") of Wyndham International, Inc., a Delaware corporation ("Wyndham"), to be held on May 26, 2000, at 10:00 a.m., Dallas time, at the Wyndham Anatole at 2201 Stemmons Freeway, Dallas, Texas 75207, and at any postponement or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed below, or if no direction is indicated below, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon other business as may properly come before the annual Meeting or any adjournment thereof.

Please vote and sign on other side and return promptly in the enclosed envelope.

                                               ---------------------------------
                                               WHEN PROXY IS OKAYED PLEASE SIGN
                                                         & DATE IT ABOVE



                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                          WYNDHAM INTERNATIONAL, INC.

                                 May 26, 2000

                                    Class A





                Please detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A  [X] Please mark your   __                                    |
       votes as in this   |                                     |
       example                                                  |
                                                                _______


       FOR ALL nominees
       listed at right                 WITHHOLD AUTHORITY
    (except as marked to                to vote for all
        the contrary)               nominees listed at right

(1)  THE
     ELECTION OF  [_]                         [_]
     DIRECTORS:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All" box and write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

Nominees for Class A-1 Directors:
        Leonard Boxer
        Fred J. Kleisner
        Rolf E. Ruhfus

Nominee for Class C-1 Director:
        Paul Fribourg

(2) The proposal to amend Wyndham's 1997 Incentive Plan, as amended and restated as of June 29, 1999, to increase the number of shares available for issuance pursuant to awards made under such plan.

                  FOR           AGAINST             ABSTAIN
                  [_]             [_]                  [_]

(3) The proposal to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as Wyndham's independent auditors for the 2000 fiscal year.

                  FOR           AGAINST             ABSTAIN
                  [_]             [_]                  [_]

     The undersigned hereby acknowledges receipt of the Proxy Statement dated April 28, 2000 and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment thereof.

(PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND POSTMARKED ENVELOPE)


SIGNATURES              Dated:          SIGNATURES              Dated:
          --------------      ----------           -------------      ----------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
================================================================================
PROXY                   WYNDHAM INTERNATIONAL, INC.

            1950 Stemmons Freeway, Suite, 6001, Dallas, Texas 75207

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        OF WYNDHAM INTERNATIONAL, INC.

     I hereby appoint Carla S. Moreland, as proxyholder, with the full power of substitution and resubstitution, and hereby authorize her to represent me and to vote for me as designated on the reverse side, at the annual meeting (the "Annual Meeting") of Wyndham International, Inc., a Delaware corporation ("Wyndham"), to be held on May 26, 2000, at 10:00 a.m., Dallas time, at the Wyndham Anatole at 2201 Stemmons Freeway, Dallas, Texas 75207, and at any postponement or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed below, or if no direction is indicated below, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon other business as may properly come before the annual Meeting or any adjournment thereof.

Please vote and sign on other side and return promptly in the enclosed envelope.

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                                               ---------------------------------
                                               WHEN PROXY IS OKAYED PLEASE SIGN
                                                         & DATE IT ABOVE



                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                          WYNDHAM INTERNATIONAL, INC.

                                 May 26, 2000

                                   Series B





                Please detach and Mail in the Envelope Provided
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A  [X] Please mark your   __                                    |
       votes as in this   |                                     |
       example                                                  |
                                                                _______


       FOR ALL nominees
       listed at right                 WITHHOLD AUTHORITY
    (except as marked to                to vote for all
        the contrary)               nominees listed at right

(1)  THE
     ELECTION OF  [_]                         [_]
     DIRECTORS:

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All" box and write that nominee's name in the space provided below.)

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Nominees for Class B-1 Directors:
        Marc J. Rowan
        Scott M. Sperling

Nominee for Class C-1 Director:
        Paul Fribourg

(2) The proposal to amend Wyndham's 1997 Incentive Plan, as amended and restated as of June 29, 1999, to increase the number of shares available for issuance pursuant to awards made under such plan.

                  FOR           AGAINST             ABSTAIN
                  [_]             [_]                  [_]

(3) The proposal to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as Wyndham's independent auditors for the 2000 fiscal year.

                  FOR           AGAINST             ABSTAIN
                  [_]             [_]                  [_]

     The undersigned hereby acknowledges receipt of the Proxy Statement dated April 28, 2000 and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment thereof.

(PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND POSTMARKED ENVELOPE)


SIGNATURES              Dated:          SIGNATURES              Dated:
          --------------      ----------          --------------      ----------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.